ANNUAL
                                FINANCIAL REPORT


                           STI CLASSIC VARIABLE TRUST

                                DECEMBER 31, 2002

                                 [LOGO OMITTED]
                           STI Classic Variable Trust

Dear STI Classic Variable Trust Shareholder:

The year just concluded was disappointing for equity investors as it marked a continuation of declining prices for the major market indices. This occurred despite aggressive monetary ease by the Federal Reserve and a resumption of positive economic growth. Historically such factors have always led to a recovery in stock prices, but this time there was the burden of fraudulent behavior by a few large corporations which resulted in a general distrust of public companies. Also the market was continuing to unwind from the decade-long boom and ultimately, bubble, of the 1990's. In contrast bond investors fared relatively well in 2002 and earned respectable returns. Against this volatile and unusual backdrop in the markets, the STI Classic Variable Trust funds performed generally well compared to funds with similar investment objectives.

The STI Classic Variable Trust is a leading family of mutual funds recognized for sound investment strategies. The adviser to the STI Classic Variable Trust is Trusco Capital Management, Inc. (the "Adviser"), a major institutional money manager with very competitive performance in stocks, bonds, and short term investments. Each of the Variable Trust funds offers an investment discipline that identifies a specific mix of risk and return.


----------------------------------------------------------------------------------------------------------------------
                                               STI CLASSIC VARIABLE TRUST
                                    NET OF FEES PERFORMANCE AS OF DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                             THREE
                                                                             MONTHS                   ONE YEAR
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND                        3.83%                  (21.89)%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND                           7.64%                  (20.59)%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND                        5.01%                  (18.58)%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND                              1.15%                  (28.45)%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND                      3.96%                   (1.20)%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND                         10.67%                  (16.98)%
----------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND                       1.68%                    7.40%
----------------------------------------------------------------------------------------------------------------------

Returns and principal values will fluctuate and shares at redemption may be worth more or less than their original cost.

Past performance is not a guarantee of future returns.

We encourage you to review the enclosed commentaries prepared by our fund portfolio managers, along with the accompanying financial statements. As 2003 begins, we are cautiously optimistic that the stock market will provide returns more in line with underlying economic and corporate profits growth. We thank you for your loyalty and patience as shareholders. We will continue to work hard to produce competitive long term returns on your investment.

                                           Sincerely,

                                           /S/ DOUGLAS S. PHILLIPS

                                           Douglas S. Phillips, CFA
                                           President, Chief Investment Officer
                                           Trusco Capital Management

                            CAPITAL APPRECIATION FUND
                            -------------------------

The STI Classic Variable Trust Capital Appreciation Fund (the "Fund") invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks.

The Fund's return for 2002 was -21.89%. This was marginally better than the -22.10% return of the S&P 500 Composite Index, which is the Fund's benchmark for performance comparison. It also exceeded the Fund's representative peer group average, the Lipper Large-Cap Core Funds Classification, which returned -23.49%. Notwithstanding the success against these measures of comparative performance, we are naturally disappointed in the actual absolute return. For perspective we simply say that bear market conditions in U.S. equity markets persisted for a third consecutive year. Causes included a below-norm economic rebound despite the lowest interest rates in four decades, corporate fraud at a few large companies, and growing investor concern about geopolitical risks. Fortunately by the fourth quarter some of these issues seemed to be fully discounted, and the markets staged a decent recovery.

In 2003, some of last year's worries still linger. Specifically, uncertainty related to war in the Middle East is the biggest near-term concern. We reminded investors that the stock market tends to discount visible risks, such as war, well in advance. Thus, in terms of managing the Fund we are more concerned with selecting a diversified portfolio of stocks which can do well in most market environments. Our focus is on companies with strong fundamentals and solid earnings growth. In terms of the overall economy, corporate profits have begun to expand again and interest rates remain very low. Thus, we believe the stock market can gradually become more aligned with these positive basic fundamentals then it was in 2002.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                 [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                     STI Classic                                   Lipper
                   Variable Trust              S&P 500            Large-Cap
                Capital Appreciation          Composite          Core Funds
                        Fund                    Index          Classification
10/31/95               $10,000                 $10,000             $10,000
12/95                  $10,632                 $10,640             $10,535
12/96                  $13,157                 $13,081             $12,792
12/97                  $17,964                 $17,444             $16,381
12/98                  $23,168                 $22,433             $20,178
12/99                  $25,191                 $27,153             $24,059
12/00                  $25,964                 $24,679             $22,420
12/01                  $24,578                 $21,747             $19,324
12/02                  $19,198                 $16,941             $14,902

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2002)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years         5 Years       Inception
                                                             to Date
             --------------------------------------------------------
              -21.89%         -8.66%           1.34%          9.51%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                             GROWTH AND INCOME FUND
                             ----------------------

The STI Classic Variable Trust Growth and Income Fund (the "Fund") invests primarily in equity securities, including common stocks and listed American Depositary Receipts (ADRs), of domestic and foreign companies with market capitalizations of at least $1.5 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with an attractive fundamental profile. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector.

For a second consecutive year, a good fourth quarter equity comeback fell short of overcoming a deficit year for returns. The Fund declined 20.59% during 2002, performing slightly better than its S&P 500/Barra Value Index benchmark, which declined 20.85%. Economic, geo-political, and corporate malfeasance problems collectively proved too formidable a hurdle for weary investors. With every market sector declining, it is unsurprising that the inability to find refuge from the storm caused investors to become discouraged. 2002 can be summed up as a year that will best be appreciated in the rear view mirror.

Although our 2002 expectations were not met, we see potential and high investor skepticism about 2003 prospects. Massive stimulative efforts have been and continue to be directed toward the economy, thus far with little impact on the low trajectory path of growth. Lower inflation, a satiated consumer, a sluggish employment picture, and a reluctance by businesses to rebuild inventory and commit to capital spending ahead of geo-political uncertainties in Iraq and North Korea have delayed the positive effects of stimulus. We expect these stimuli to "trickle up" into the economy as 2003 unfolds. While the market is not as undervalued as in the early stages of previous bear market recoveries, it is supportive of higher valuation. With the lack of a strong market tailwind, stock selection requires emphasis on valuation and company specific opportunities rather than themes or concepts. The Fund has increased the number of positions it holds as we strive for broad diversification and a continuing tilt toward sectors where recovery potential is not reflected in current valuation. We expect that perseverance will yield worthwhile albeit not dramatic rewards for our investors in the coming year.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                 [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                         STI Classic
                       Variable Trust                  S&P 500/
                      Growth and Income               BARRA Value
                            Fund                         Index
12/31/99                   $10,000                      $10,000
12/00                      $10,932                      $10,608
12/01                      $10,323                      $ 9,366
12/02                      $ 8,198                      $ 7,413

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2002)
             --------------------------------------------------------
                                                           Annualized
             One Year                 3 Years               Inception
                                                             to Date
             --------------------------------------------------------
              -20.59%                  -6.41%                 -6.41%
             --------------------------------------------------------

            Past performance is no indication of future performance.

(1) Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                            INTERNATIONAL EQUITY FUND
                            -------------------------

The STI Classic Variable Trust International Equity Fund (the "Fund") invests primarily in common stocks and other equity securities of foreign issuers that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various countries and equity market sectors. The fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

The Morgan Stanley MSCI EAFE Index was up 6.45% in the fourth quarter but still ended the year down 15.94%. In the fourth quarter Europe was quite strong, and with currency effect from the weakness of the U.S. dollar, European markets outperformed the U.S. for the quarter and the year. Japan had a weak fourth quarter, down 6%, but over the full one year period was only down 11%, less than half the fall of the U.S. markets. Much of the outperformance of the international markets vs. the U.S. was reflected in the fall of the dollar. The dollar fell 6.3% vs. the Euro in the fourth quarter and 17.8% for the full one-year period. Versus the Yen, the dollar fell 2.4% in the fourth quarter and 9.3% for the full one-year period. For the fourth quarter of 2002, the Fund posted a return of 5.01% and for the year down 18.58%.

Through most of 2002, the U.S. consumer propped up the fragile global economy. Late in the year, consumers became somewhat more cautious. With this change in consumer spending levels, the economy most likely will need to be driven by corporate spending. Corporate spending looks to be stabilizing and at least not decreasing anymore. Corporate spending will be a key area to watch as we enter the new year. While growth may be modest in 2003, there will most likely be some growth.

Investors enter 2003 facing geopolitical risks; UN inspectors in Iraq, continued international terrorism, the nuclear issues on the Korean Peninsula, and three years of negative equity returns. Even after the strong showing of a number of sectors in the fourth quarter, investors seem to be cautiously positioned. We believe that investors currently are somewhat overly pessimistic due to the unsteadiness of the global political landscape.

We still see much of Europe and Asia trading at attractive levels relative to the U.S. market with the exception of France, which is the only developed country with a market cap weighted average price to earnings ratio above the U.S. We believe the U.S. dollar will tend to weaken against other currencies in 2003 as it is still at very high levels on a historic basis, and seems to have lost some of its status as a safe harbor currency.

We continue to invest in portfolio stocks that characteristically have lower valuations and higher projected growth rates than our benchmark, the Morgan Stanley MSCI EAFE Index. We believe successful results for the Fund will continue to be based on a dedication to in-depth fundamental research on companies brought to light via a disciplined quantitative process. Inherent in management of the Fund is a process designed to quickly identify sell candidates where earnings trends are beginning to deteriorate. Our approach should provide the opportunity to participate in long term growth of the international markets via a diversified portfolio. We feel confident that disciplined execution of our process will lead to competitive investment results over time.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                 [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                         STI Classic
                       Variable Trust               Morgan Stanley
                    International Equity               MSCI EAFE
                            Fund                       Index(1)
11/30/96                   $10,000                      $10,000
12/96                      $10,200                      $ 9,871
12/97                      $11,918                      $10,047
12/98                      $ 3,205                      $12,056
12/99                      $14,368                      $15,306
12/00                      $13,875                      $13,137
12/01                      $11,461                      $10,321
12/02                      $ 9,332                      $ 8,676

                         Average Annual Total Returns(2)
                        (periods ended December 31, 2002)
             --------------------------------------------------------
                                                           Annualized
             One Year        3 Years        5 Years         Inception
                                                             to Date
             --------------------------------------------------------
              -18.58%        -13.40%        -4.78%           -1.17%
             --------------------------------------------------------

            Past performance is no indication of future performance.

(1) "Morgan Stanley MSCI EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor, and is in no way affiliated with, the International Equity Fund.
(2) Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                               MID-CAP EQUITY FUND
                               -------------------

The STI Classic Variable Trust Mid-Cap Equity Fund (the "Fund") seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks of small to mid sized companies with above average growth potential. The Fund focuses on companies with a market capitalization between $500 million and $10 billion and companies in the S&P 400 Mid-Cap Index.

The S&P 400 Mid-Cap Index returned -14.51%. Value out-performed growth with the Russell Midcap Value Index returning -9.65% and the Russell Midcap Growth Index returning -27.41%. The Fund returned -28.45% for the year.

2002 presented investors with many challenges including worries about the validity of financial statements, morality of corporate managements and sustainability of the economic recovery. Fears of war and terrorism further clouded the picture. Meanwhile, the economic recovery continued and the Fund focused on companies poised to benefit. The Fund suffered in the early months of 2002 as many cyclical companies which had finished off 2001 with strong performance failed to show the expected earnings improvement to support the gains and underperformed. The Fund's growth tilt worked to its detriment in 2002 as value stocks out-performed growth stocks significantly. The Fund's concentration in regional banks had a significant positive impact on performance.

As investors enter 2003, some of the many worries prevalent in 2002 may begin to fade. Partial resolution to these problems may lead to increased investor optimism given to continued economic expansion in 2003. While worries about corporate misconduct, war and terrorism are unlikely to disappear, a renewed focus on the economic recovery should be healthy for the equity markets. Stimulatory fiscal and monetary policy bode well for economic growth, albeit moderate, in 2003. The excesses of growth out-performance during the late nineties have been more than corrected. While the under-performance of growth over recent years is no guarantee that out-performance lies ahead, any gravitation back toward parity in performance of growth versus value should benefit the Fund.

The Fund continues to emphasize companies with strong earnings trends and reasonable valuations relative to the market, the company's growth rate and the company's historical valuation range. Increased emphasis on quality of earnings measures helps us to identify companies with higher risk of inflated earnings. An economic recovery has taken hold and the Fund remains positioned to benefit. We continue to search for new ideas which are poised to gain in a continued economic recovery. Predicting the impact of the current economic recovery on individual company earnings has been treacherous and we continue to focus on companies already showing strong earnings and improving earnings outlooks.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                 [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                         STI Classic
                       Variable Trust                   S&P 400
                       Mid-Cap Equity                   Mid-Cap
                            Fund                         Index
10/31/95                   $10,000                      $10,000
12/95                      $10,226                      $10,408
12/96                      $11,868                      $12,408
12/97                      $14,506                      $16,408
12/98                      $15,545                      $19,545
12/99                      $17,721                      $22,422
12/00                      $17,202                      $26,345
12/01                      $17,670                      $26,185
12/02                      $12,643                      $22,387

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2002)
             --------------------------------------------------------
                                                           Annualized
             One Year         3 Years       5 Years         Inception
                                                             to Date
             --------------------------------------------------------
              -28.45%         -10.65%       -2.71%            3.42%
             --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                           SMALL CAP VALUE EQUITY FUND
                           ---------------------------

The STI Classic Variable Trust Small Cap Value Equity Fund (the "Fund") invests in established but smaller companies with market capitalizations under $2 billion. These companies are typically followed by Wall Street and often out of favor for various reasons. The Adviser requires that each security purchased pay a dividend; this is an indication of financial stability of the company and an important component of the total return. Also the Adviser seeks companies selling in the lower one-third of their historical ranges on traditional relevant valuation metrics such as price to earnings and price to book.

The Fund had a good year relative to the market in a very difficult environment. The Fund returned -1.20% while the small cap value index, the Russell 2000 Value Index (this index measures the performance of stocks similar to those purchased by the Fund) returned -11.43%. The Fund also surpassed a peer group of similar style category funds as indicated by the Lipper Small Cap Value Funds
Classification, which returned -10.32%. A focus on fundamental analysis and superior stock selection were important factors in the Fund's successful year relative to the market.

Looking forward, the prospects for undervalued small cap stocks still appear favorable. Low interest rates and at some point an improving U.S. economy should benefit the small cap sector. The uncertainties with the Middle East and the war on terrorism continue to linger over the economy and the financial markets. Valuations in the equity market look attractive for long term investors. The Fund is positioned for an improving economy and an improving equity market. Many of the excesses of the late 90's have been removed from the financial markets, and our comfort level with valuations and future expected returns has improved.

We are over weighted with investments in many of the economically sensitive sectors such as Industrials and Materials. We are also more heavily invested in Technology than we have been in the recent past. Financials and Utilities are under-weighted as we do not expect them to perform as well as other sectors when the economy shows signs of further improvement.

President Bush's proposal to eliminate the double taxation of dividends is also an item we are monitoring closely. Since all of the securities in the Fund typically pay a cash dividend, this could be a beneficial factor for many of these securities in the future if enacted into law.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                 [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                         STI Classic
                       Variable Trust                Russell 2000
                   Small Cap Value Equity                Value
                            Fund                         Index
10/31/97                   $10,000                      $10,000
12/97                      $10,214                      $10,453
12/98                      $ 8,970                      $ 9,779
12/99                      $ 8,541                      $ 9,633
12/00                      $ 9,939                      $11,832
12/01                      $12,074                      $13,491
12/02                      $11,929                      $11,950

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2002)
              --------------------------------------------------------
                                                            Annualized
              One Year         3 Years       5 Years         Inception
                                                              to Date
              --------------------------------------------------------
               -1.20%          11.78%         3.15%            2.62%
              --------------------------------------------------------
            Past performance is no indication of future performance.

(1) Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                             VALUE INCOME STOCK FUND
                             -----------------------

The STI Classic Variable Trust Value Income Stock Fund (the "Fund") seeks to provide current income with capital appreciation by investing primarily in dividend paying equity securities.

The Fund's investment philosophy is based on our belief that dividends are not only an important component of total return but also a very useful tool that can give us information regarding a company's future earnings potential. The Fund employs a very disciplined and methodical approach to portfolio construction. The bottom-up process has three key factors to consider in all investment decisions: 1) minimum dividend criteria, 2) low historical valuation and 3) a catalyst for improving fundamental momentum which could cause an upward revaluation in the individual security.

Our process seeks dividend-paying stocks that are trading at the lower end of their historical valuation ranges. The companies that we then focus on are in the midst of fundamental change that we expect will re-ignite investor interest in the near term. They tend to exhibit "Value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally have higher dividend yields.

The Fund had relatively good performance for the twelve month period ended December 31, 2002, with a -16.98% return versus -20.85% for the S&P 500/Barra Value Index. The Fund benefited from an underweighting in Financials and Technology as well as good stock selection in Utilities.

The Fund is currently overweight in Industrial stocks where valuations are attractive, balance sheets are strong and operating leverage should be significant when economic activity fully recovers. The Fund is currently underweight in Utilities where the relative earnings growth should be the weakest and concerns over merchant power trading and pricing cast a pall over the whole industry. The Fund has a significant weighting in Financials at approximately 23% but is substantially underweight versus the benchmark which is approximately 35%. We expect long-term growth for the financial sector to decelerate as many of the interest rate and productivity benefits are behind the sector. Most of the excesses built into the market in the late 1990's have now been erased. However public confidence in the economic and geopolitical outlook is muted and three years of weak returns have reduced investors' expectations to modest levels. We believe that heavy debt loads, unused plant capacity and modest GDP growth could produce modestly positive equity returns over the next few years. In this low nominal growth world dividends will be a larger portion of investors' total return. And now that the President has proposed a major change in dividend taxation, investors have responded by actively seeking out companies that have well formulated dividend policies. These are precisely the types of companies the Fund has invested in since its inception. As the markets begin to fully recognize that dividends impose more financial discipline on managements and result in more earnings transparency for investors, we believe those companies with strong balance sheets, seasoned management teams and most importantly, consistent dividend policies provide attractive returns for investors.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                 [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                       STI Classic
                     Variable Trust         S&P 500/              Lipper Equity
                      Value Income         BARRA Value            Income Funds
                       Stock Fund           Index                Classification
10/31/95                 $10,000             $10,000                 $10,000
12/95                    $10,828             $10,816                 $10,731
12/96                    $12,846             $13,194                 $12,638
12/97                    $16,292             $17,149                 $16,044
12/98                    $17,871             $19,667                 $17,928
12/99                    $17,334             $22,169                 $18,690
12/00                    $19,142             $23,516                 $20,175
12/01                    $18,924             $20,763                 $19,147
12/02                    $15,711             $16,434                 $16,020

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2002)
              --------------------------------------------------------
                                                            Annualized
              One Year         3 Years        5 Years        Inception
                                                              to Date
              --------------------------------------------------------
              -16.98%         -3.22%         -0.72%           6.30%
              --------------------------------------------------------

            Past performance is no indication of future performance.

(1) Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                           INVESTMENT GRADE BOND FUND
                           --------------------------

The STI Classic Variable Trust Investment Grade Bond Fund (the "Fund") seeks to provide a high level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities. Total return includes not only current income but also the changes in value of the assets held by the Fund. For the year ended December 31, 2002, the Fund had a total return of 7.40% versus an average return of 8.14% for the Lipper Intermediate Investment Grade Debt Objective. For the same period, the Lehman U.S. Government/Credit Index had a total return of 11.02%.

2002 began with the economy in a recession and the Federal Reserve lowering short-term interest rates as a catalyst for improved economic growth. Fiscal stimulus was also added through tax cuts. The economy gradually moved to a moderate growth trajectory that continued throughout the year. In this environment interest rates declined, particularly short-term rates which hit 40 year lows. The yield curve steepened as short rates dropped more than longer rates. It was a very volatile year in the corporate sector as spreads widened out substantially during the first three quarters of the year and this trend climaxed in the third quarter when a flight to quality occurred in the fixed income markets. A Fed ease at the beginning of the fourth quarter led to corporates recouping much of the previous spread widening and turning in good returns for the quarter. Mortgages shortened dramatically over the course of the year as lower interest rates led to huge increases in prepayments.

The Fund's overweighting in intermediate maturities early in the year enhanced the Fund's return. An overweight in Corporates, and particularly positions in the Telecom sector, hurt performance as spreads widened for much of the year. Looking forward, continued moderate economic growth should cause interest rates to rise, the yield curve to flatten, and spread sectors to out-perform. The Fund is currently positioned to benefit from these trends by having durations shorter than the benchmarks, underweighting intermediate maturity ranges, and overweighting both corporate and mortgage sectors.

The Fund continues to be managed with only moderate shifts in average maturity and duration. The total return is enhanced with yield curve analysis (monitoring and analyzing the risk/reward tradeoffs of different maturity sectors), sector rotation, credit analysis, and other low risk strategies. By actively pursuing these strategies, the Fund strives to add total return while reducing risk.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                 [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                    STI Classic              Lipper
                  Variable Trust          Intermediate               Lehman
                 Investment Grade       Investment-Grade        U.S. Government/
                     Bond Fund           Debt Objective           Credit Index
10/31/95              $10,000                $10,000                 $10,000
12/95                 $10,295                $10,314                 $10,281
12/96                 $10,531                $10,615                 $10,616
12/97                 $11,462                $11,649                 $11,556
12/98                 $12,537                $12,753                 $12,451
12/99                 $12,328                $12,479                 $12,306
12/00                 $13,107                $13,956                 $13,532
12/01                 $14,312                $15,144                 $14,569
12/02                 $15,372                $16,812                 $15,755

                         Average Annual Total Returns(1)
                        (periods ended December 31, 2002)
              --------------------------------------------------------
                                                            Annualized
              One Year         3 Years        5 Years        Inception
                                                              to Date
              --------------------------------------------------------
                7.40%           7.63%          6.05%           6.22%
              --------------------------------------------------------

            Past performance is no indication of future performance.

(1) Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                       This page intentionally left blank.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002

CAPITAL APPRECIATION FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (99.7%)
BASIC MATERIALS (0.9%)
   Praxair                                280        $    16
   Rohm & Haas                         15,000            487
                                                     -------
                                                         503
                                                     -------
CAPITAL GOODS (10.3%)
   3M                                   4,750            586
   Black & Decker                      15,000            643
   Danaher                              7,500            493
   Eaton                                6,000            469
   General Dynamics                    12,500            992
   Lockheed Martin                     31,500          1,819
   Masco                               40,000            842
                                                     -------
                                                       5,844
                                                     -------
COMMUNICATION SERVICES (1.8%)
   Fox Entertainment Group*            19,000            493
   Tribune                             11,400            518
                                                     -------
                                                       1,011
                                                     -------
CONSUMER CYCLICALS (14.9%)
   Bed Bath & Beyond*                  22,630            781
   Brinker International*              12,200            394
   CDW Computer Centers*                6,000            263
   Coach*                              24,000            790
   Family Dollar Stores                12,900            403
   Fortune Brands                      12,200            567
   Gannett                              9,500            682
   Gap                                 25,900            402
   Harley-Davidson                     21,500            993
   Johnson Controls                     6,800            545
   Kohl's*                             12,600            705
   Lowe's                              38,800          1,455
   Mattel                              24,000            460
                                                     -------
                                                       8,440
                                                     -------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
CONSUMER STAPLES (5.6%)
   Clorox                              40,592        $ 1,675
   Procter & Gamble                     6,600            567
   Sara Lee                            16,700            376
   Sysco                               18,700            557
                                                     -------
                                                       3,175
                                                     -------
ENERGY (8.2%)
   Anadarko Petroleum                  21,500          1,030
   Apache                              14,000            798
   BJ Services*                        22,600            730
   Burlington Resources                19,600            836
   Noble*                              25,400            893
   Transocean                          15,000            348
                                                     -------
                                                       4,635
                                                     -------
FINANCE (10.8%)
   American Express                    24,848            878
   Bank of America                      7,787            542
   Countrywide Financial               20,500          1,059
   Freddie Mac                         34,000          2,008
   SLM                                 15,703          1,631
                                                     -------
                                                       6,118
                                                     -------
HEALTH CARE (16.6%)
   Allergan                            11,000            634
   Bausch & Lomb                       15,000            540
   Forest Laboratories*                11,400          1,120
   Health Management Associates        52,000            931
   Johnson & Johnson                   25,000          1,343
   King Pharmaceuticals*               30,200            519
   Pfizer                              44,826          1,370
   Tenet Healthcare*                   18,223            299
   UnitedHealth Group                  16,700          1,394
   WellPoint Health Networks*          18,224          1,297
                                                     -------
                                                       9,447
                                                     -------

--------------------------------------------------------------------------------
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
INSURANCE (4.5%)
   Allstate                            24,900        $   921
   AMBAC Financial Group               14,000            787
   American International Group        14,928            864
                                                     -------
                                                       2,572
                                                     -------
SERVICES (4.0%)
   Apollo Group, Cl A*                 28,000          1,232
   Nokia Oyj ADR                       68,000          1,054
                                                     -------
                                                       2,286
                                                     -------
TECHNOLOGY (17.5%)
   Affiliated Computer
     Services, Cl A*                   18,465            972
   Cisco Systems*                      53,033            695
   First Data                          19,500            690
   Intel                               30,000            467
   Intuit*                             12,600            591
   Lexmark International*              20,000          1,210
   Mercury Interactive*                20,000            593
   Microchip Technology                10,000            244
   Micron Technology*                  59,500            580
   Microsoft*                          29,600          1,530
   Motorola                            67,500            584
   Oracle*                             51,000            551
   STMicroelectronics, NY Shares       25,000            488
   Sun Microsystems*                   80,000            249
   Xilinx*                             23,800            490
                                                     -------
                                                       9,934
                                                     -------
TRANSPORTATION (4.6%)
   Carnival                            22,000            549
   Norfolk Southern                    23,000            460
   Union Pacific (A)                   26,600          1,592
                                                     -------
                                                       2,601
                                                     -------
Total Common Stock
     (Cost $53,275)                                   56,566
                                                     -------


-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (0.3%)
   Morgan Stanley
     1.050%, dated 12/31/02, matures
     01/02/03, repurchase price
     $172,362 (collateralized by
     U.S. Treasury Note: market
     value $175,710)                     $172        $   172
                                                     -------
Total Repurchase Agreement
     (Cost $172)                                         172
                                                     -------
Total Investments (100.0%)
   (Cost $53,447)                                     56,738
                                                     -------
OTHER ASSETS AND LIABILITIES, NET (0.0%)
   Collateral Received on Securities
     Loaned (See note 10)                                298
   Payable upon Return of Securities Loaned             (298)
   Investment Advisory Fees Payable                      (38)
   Administration Fees Payable                            (5)
   Custodian Fees Payable                                 (9)
   Other Assets and Liabilities                           32
                                                     -------
Total Other Assets and Liabilities, Net:                 (20)
                                                     -------
NET ASSETS:
   Paid in Capital (unlimited authorization
    -- no par value) based on 4,359,866
     outstanding shares of beneficial interest        62,150
   Accumulated net realized loss
     on investments                                   (8,723)
   Net unrealized appreciation
     on investments                                    3,291
                                                     -------
Total Net Assets (100.0%)                            $56,718
                                                     =======
Net Asset Value, Offering and
   Redemption Price Per Share                         $13.01
                                                      ======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY WAS ON LOAN AT DECEMBER 31, 2002 (SEE NOTE 10). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2002 WAS $287,376.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002
GROWTH AND INCOME FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (97.6%)
BASIC MATERIALS (4.4%)
   EI Du Pont de Nemours                1,600         $   68
   International Flavors &
     Fragrances                         1,500             52
   International Paper                  2,000             70
                                                      ------
                                                         190
                                                      ------
CAPITAL GOODS (13.4%)
   Boeing                               2,000             66
   Cooper Industries, Cl A              2,500             91
   Emerson Electric                     1,200             61
   General Electric                     5,000            122
   Honeywell International              2,500             60
   Illinois Tool Works                    800             52
   Rockwell Automation                  4,000             83
   United Technologies                    800             49
                                                      ------
                                                         584
                                                      ------
COMMUNICATION SERVICES (5.1%)
   Alltel                               1,300             66
   SBC Communications                   1,500             41
   Verizon Communications               3,000            116
                                                      ------
                                                         223
                                                      ------
CONSUMER CYCLICALS (12.6%)
   AOL Time Warner*                     5,000             66
   Brunswick                            2,500             50
   Gannett                                500             36
   Hasbro                               1,500             17
   Johnson Controls                     1,000             80
   Jones Apparel Group*                 1,500             53
   Lowe's                               1,500             56
   Newell Rubbermaid                    3,000             91
   Target                               2,000             60
   Walt Disney                          2,500             41
                                                      ------
                                                         550
                                                      ------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
CONSUMER STAPLES (6.9%)
   Del Monte Foods*                     1,340         $   10
   HJ Heinz                             3,000             99
   Kimberly-Clark                       1,300             62
   McCormick                            1,000             23
   PepsiCo                              1,200             51
   Sara Lee                             2,500             56
                                                      ------
                                                         301
                                                      ------
ENERGY (8.2%)
   ChevronTexaco                        1,500            100
   ConocoPhillips                       1,870             91
   Exxon Mobil                          2,500             87
   Royal Dutch Petroleum                  900             40
   Tidewater                            1,300             40
                                                      ------
                                                         358
                                                      ------
FINANCE (18.3%)
   Bank of America                      1,500            104
   Bank One                             2,300             84
   Berkshire Hathaway*                     50            121
   Citigroup                            2,200             77
   Countrywide Financial                1,500             77
   Fannie Mae                             700             45
   Fifth Third Bancorp                  1,000             59
   MGIC Investment                      1,200             50
   PNC Financial Services Group         2,000             84
   Wells Fargo                          2,000             94
                                                      ------
                                                         795
                                                      ------
HEALTH CARE (10.4%)
   Abbott Laboratories                  2,000             80
   Bristol-Myers Squibb                 3,500             81
   C.R. Bard                            1,000             58
   Express Scripts, Cl A*               1,000             48
   Johnson & Johnson                      900             48
   Merck                                  400             23
   Oxford Health Plans*                 1,500             55
   Pfizer                               2,000             61
                                                      ------
                                                         454
                                                      ------

--------------------------------------------------------------------------------
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
INSURANCE (2.5%)
   American International Group         1,000         $   58
   Jefferson-Pilot                      1,400             53
                                                      ------
                                                         111
                                                      ------
TECHNOLOGY (10.9%)
   Cisco Systems*                       1,300             17
   Computer Sciences*                   1,500             52
   DST Systems*                         1,000             36
   Hewlett-Packard                      4,000             69
   Intel                                2,500             39
   International Business Machines        600             46
   Lexmark International*               1,000             61
   Microsoft*                           1,300             67
   Motorola                             5,000             43
   Texas Instruments                    3,000             45
                                                      ------
                                                         475
                                                      ------
TRANSPORTATION (1.4%)
   Norfolk Southern                     3,000             60
                                                      ------
UTILITIES (3.5%)
   Duke Energy                          5,000             98
   Exelon                               1,000             53
                                                      ------
                                                         151
                                                      ------
Total Common Stock
     (Cost $4,701)                                     4,252
                                                      ------


-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (2.5%)
   Morgan Stanley
     1.050%, dated 12/31/02, matures
     01/02/03, repurchase price
     $107,865 (collateralized by
     U.S. Treasury Note: market
     value $110,018)                     $108         $  108
                                                      ------
Total Repurchase Agreement
     (Cost $108)                                         108
                                                      ------
Total Investments (100.1%)
   (Cost $4,809)                                       4,360
                                                      ------
OTHER ASSETS AND LIABILITIES, NET (-0.01%)
   Receivable from Investment Adviser                      2
   Administration Fees Payable                            (5)
   Custodian Fees Payable                                 (1)
   Other Assets andLiabilities                            (2)
                                                      ------
Total Other Assets and Liabilities, Net:                  (6)
                                                      ------
NET ASSETS:
   Paid in Capital (unlimited authorization
    -- no par value) based on 540,912
     outstanding shares of beneficial interest         5,561
   Accumulated net realized loss
     on investments                                     (758)
   Net unrealized depreciation
     on investments 3,43,03,4                           (449)
                                                      ------
Total Net Assets (100.0%)                             $4,354
                                                      ======
Net Asset Value, Offering and
   Redemption Price Per Share                          $8.05
                                                       =====
* NON-INCOME PRODUCING SECURITY
CL -- CLASS
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


INTERNATIONAL EQUITY FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
FOREIGN COMMON STOCK (96.1%)
AUSTRALIA (4.4%)
   Amcor                                3,394        $    16
   Australia & New Zealand
     Banking Group                      5,306             52
   BHP Billiton                         2,478             14
   Boral                                9,300             23
   Foodland Associated                  1,181             12
   News                                 4,197             27
   Qantas Airways                      16,862             36
   TABCORP Holdings                     5,446             33
   Telstra                              6,484             16
   Westpac Banking                      5,774             45
                                                     -------
                                                         274
                                                     -------
BELGIUM (1.3%)
   Fortis                               4,437             78
                                                     -------
DENMARK (0.5%)
   Danske Bank A/S                      1,700             28
                                                     -------
FINLAND (1.8%)
   Nokia Oyj                            6,125             98
   Tietoenator Oyj                        980             13
                                                     -------
                                                         111
                                                     -------
FRANCE (8.1%)
   Aventis                              1,302             71
   BNP Paribas                          2,178             89
   Dassault Systemes                      268              6
   Lafarge                                488             37
   Peugeot                                755             31
   Societe Generale                       400             23
   Suez                                 1,938             33
   Technip-Coflexip                       189             13
   Thomson*                             2,238             38
   Total Fina Elf                       1,020            146
   Vivendi Universal                    1,200             19
                                                     -------
                                                         506
                                                     -------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
GERMANY (6.0%)
   Allianz                                171        $    16
   BASF                                 1,527             58
   Bayer                                  448             10
   Bayerische Hypo-und
     Vereinsbank                          484              8
   Bayerische Motoren Werke             1,633             49
   Buderus                                816             19
   Deutsche Bank                        1,056             49
   Deutsche Telekom                     2,682             34
   Muenchener
     Rueckversicherungs                   200             24
   SAP                                    352             28
   Schering                               267             12
   Siemens                              1,586             67
                                                     -------
                                                         374
                                                     -------
HONG KONG (1.6%)
   Cheung Kong Holdings                 2,000             13
   Esprit Holdings                     15,500             26
   Hong Kong Electric Holdings          8,819             33
   Hutchison Whampoa                    4,447             28
                                                     -------
                                                         100
                                                     -------
IRELAND (1.0%)
   Allied Irish Banks                   2,500             34
   Anglo Irish Bank                     4,342             31
                                                     -------
                                                          65
                                                     -------
ITALY (5.3%)
   Banca Intesa                        20,636             44
   ENI-Ente Nazionale Idrocarburi       5,148             82
   Parmalat Finanziaria                18,647             44
   Saipem                               7,053             47
   Telecom Italia                       9,967             76
   TIM                                  4,400             20
   UniCredito Italiano                  4,103             16
                                                     -------
                                                         329
                                                     -------

--------------------------------------------------------------------------------
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
JAPAN (21.0%)
   Aiful                                  500        $    19
   Aisin Seiki                          1,100             15
   Asahi Glass                          2,000             12
   Canon                                2,700            102
   Denso                                  726             12
   East Japan Railway                       7             35
   Fanuc                                  500             22
   Hitachi                              7,000             27
   Honda Motor                          1,002             37
   Ito-Yokado                           1,000             29
   Japan Tobacco                            6             40
   JFE Holdings*                        1,200             15
   Konica                               9,000             65
   Kyocera                                400             23
   Matsushita Electric Industrial       3,000             30
   Millea Holdings*                         2             14
   Mitsubishi Heavy Industries         19,100             47
   Mitsubishi Tokyo
     Financial Group                        7             38
   Mitsui                               4,812             22
   Mitsui Chemicals                     7,000             31
   Mitsui O.S.K. Lines                  5,000             10
   Mizuho Holdings                         10              9
   Nippon Steel                        11,000             13
   Nippon Telegraph & Telephone             9             33
   Nissan Motor                         3,200             25
   Nitto Denko                            500             14
   Nomura Holdings                      2,000             22
   NTT DoCoMo                              21             39
   Olympus Optical                      2,000             33
   Ricoh                                2,400             39
   Shin-Etsu Chemical                     600             20
   Shiseido                             3,000             39
   Sompo Japan Insurance                3,000             18
   Sony                                 1,400             59
   Sumitomo                             2,000              9
   Sumitomo Chemical                    2,000              8
   Sumitomo Mitsui
     Financial Group*                       4             12
   Sumitomo Trust & Banking*            5,000             20
   Taisei                               9,000             14
   Takeda Chemical Industries           1,300             54


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
   Tokyo Gas                           12,000        $    38
   Toyota Motor                         2,813             76
   West Japan Railway                       3             11
   Yamada Denki                         1,200             25
   Yamanouchi Pharmaceutical            1,200             35
                                                     -------
                                                       1,310
                                                     -------
NETHERLANDS (5.5%)
   ABN Amro Holding                     4,104             67
   Akzo Nobel                             643             20
   IHC Caland                             928             49
   ING Groep                            2,644             45
   Koninklijke Philips Electronics      1,996             35
   Nutreco Holding                        731             14
   Royal Dutch Petroleum                1,290             57
   Royal KPN*                           2,500             16
   Unilever                               184             11
   United Services Group                2,517             28
                                                     -------
                                                         342
                                                     -------
NORWAY (0.3%)
   Telenor ASA                          5,200             20
                                                     -------
SINGAPORE (0.4%)
   Fraser & Neave                       6,000             27
                                                     -------
SOUTH KOREA (0.6%)
   Hyundai Motor                          910             21
   Samsung Electronics                     70             19
                                                     -------
                                                          40
                                                     -------
SPAIN (3.2%)
   Altadis                              1,810             41
   Banco Santander Central
     Hispano                            5,401             37
   Endesa                               1,700             20
   Sociedad General de Aguas
      de Barcelona                      1,411             14
   Telefonica*                          7,214             65
   Union Fenosa                         1,733             23
                                                     -------
                                                         200
                                                     -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


INTERNATIONAL EQUITY FUND--CONCLUDED
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
SWEDEN (1.9%)
   Autoliv                              2,491        $    51
   Sandvik                              1,633             37
   Swedish Match                        1,920             15
   Telefonaktiebolaget LM
     Ericsson*                         19,000             13
                                                     -------
                                                         116
                                                     -------
SWITZERLAND (7.0%)
   Credit Suisse Group*                 2,143             46
   Nestle                                 490            104
   Novartis                             4,663            170
   STMicroelectronics                     995             20
   UBS*                                 1,468             71
   Zurich Financial Services              263             25
                                                     -------
                                                         436
                                                     -------
UNITED KINGDOM (26.2%)
   AstraZeneca                          2,657             95
   Balfour Beatty*                      8,842             21
   Barclays                             2,271             14
   BHP Billiton                         5,377             29
   BP                                  27,209            187
   British American Tobacco             7,305             73
   BT Group                            22,242             70
   Dixons Group                         4,700             11
   Emap                                 2,300             28
   GlaxoSmithKline                      6,774            130
   HBOS                                 7,815             82
   HSBC Holdings                        9,339            103
   Kidde                               13,397             15
   Legal & General Group               31,800             49
   Marks & Spencer Group                8,745             44
   Northern Rock                        4,566             48
   P&O Princess Cruises*                6,706             47
   Prudential                             744              5
   Reckitt Benckiser                    2,000             39
   Reed Elsevier                        3,690             32
   Rentokil Initial                    15,645             55
   Royal Bank of Scotland Group         4,502            108
   Scottish & Southern Energy           2,989             33
   Shell Transport & Trading           11,777             78


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
   Tesco                                9,069        $    28
   Vodafone Group                      95,318            174
   Wimpey George                        8,259             35
                                                     -------
                                                       1,633
                                                     -------
Total Foreign Common Stock
     (Cost $6,585)                                     5,989
                                                     -------
EXCHANGE TRADED FUND (0.2%)
UNITED STATES (0.2%)
   iShares MSCI EAFE Index Fund           100             10
                                                     -------
Total Exchange Traded Fund
     (Cost $10)                                           10
                                                     -------
Total Investments (96.3%)
   (Cost $6,595)                                       5,999
                                                     -------
OTHER ASSETS AND LIABILITIES, NET (3.7%)
   Receivable from Investment Adviser                      2
   Administration Fees Payable                            (6)
   Custodian Fees Payable                                 (5)
   Other Assets andLiabilities                           240
                                                     -------
Total Other Assets and Liabilities, Net:                 231
                                                     -------
NET ASSETS:
   Paid in Capital (unlimited authorization
    -- no par value) based on 900,804
     outstanding shares of beneficial interest        10,245
   Undistributed net investment income                    46
   Accumulated net realized loss
     on investments                                   (3,471)
   Net unrealized depreciation
     on investments                                     (596)
   Net unrealized appreciation
     on foreign currency and
     translation of other assets
     and liabilities in foreign
     currency                                              6
                                                     -------
Total Net Assets (100.0%)                            $ 6,230
                                                     =======
Net Asset Value, Offering and
   Redemption Price Per Share                          $6.92
                                                       =====
* NON-INCOME PRODUCING SECURITY

--------------------------------------------------------------------------------
------------------------------------------------------------


------------------------------------------------------------
At December 31, 2002, sector diversification of the Fund was as follows (unaudited):
                                        % OF         VALUE
SECTOR DIVERSIFICATION               NET ASSETS      (000)
----------------------               ----------     -------
Banks                                    18.5%      $1,152
Telephones & Telecommunications          10.8          674
Petroleum & Fuel Products                10.2          635
Healthcare                                9.1          567
Food, Water & Tobacco                     7.3          456
Automotive                                5.1          317
Electronics                               4.1          255
Diversified Operations                    3.6          226
Insurance                                 3.1          196
Construction                              2.8          174
Chemicals                                 2.6          161
Office Equipment                          2.2          141
Audio/Video                               2.1          127
Retail                                    1.7          109
Photographic Equipment                    1.6           98
Household Products                        1.5           94
Services                                  1.5           92
Transportation                            1.5           92
Leisure                                   1.3           80
Manufacturing                             1.3           79
Publishing                                0.9           60
Multimedia                                0.8           46
Computers                                 0.8           47
Financial Services                        0.6           41
Imports/Exports                           0.5           31
Distribution & Wholesale                  0.4           26
Real Estate                               0.2           13
                                        -----       ------
TOTAL FOREIGN COMMON STOCK               96.1        5,989
EXCHANGE TRADED FUND                      0.2           10
                                        -----       ------
TOTAL INVESTMENTS                        96.3        5,999
OTHER ASSETS AND LIABILITIES, NET         3.7          231
                                        -----       ------
TOTAL NET ASSETS                        100.0%      $6,230
                                        =====       ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


MID-CAP EQUITY FUND

-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (93.9%)
BASIC MATERIALS (5.8%)
   Airgas*                              8,200        $   142
   Albemarle                            3,900            111
   HB Fuller                            7,700            199
   Praxair                              4,000            231
   RPM International                    8,200            125
                                                     -------
                                                         808
                                                     -------
CAPITAL GOODS (5.3%)
   Alliant Techsystems*                 1,800            112
   Fluor                                5,900            165
   Jacobs Engineering Group*            6,200            221
   SPX (A)*                             3,600            135
   Superior Industries
     International                      2,600            107
                                                     -------
                                                         740
                                                     -------
COMMUNICATION SERVICES (1.1%)
   CenturyTel                           5,200            153
                                                     -------
CONSUMER CYCLICALS (18.8%)
   Abercrombie & Fitch, Cl A*           4,500             92
   Applebees International              3,000             70
   Belo                                 4,600             98
   Brinker International*               3,100            100
   CBRL Group                           8,700            262
   CDW Computer Centers*                2,600            114
   Cheesecake Factory*                  1,400             51
   Columbia Sportswear*                 2,700            120
   Electronics Boutique Holdings*       7,400            117
   Emmis Communications*                6,000            125
   Entercom Communications*             2,900            136
   GameStop*                            4,800             47
   Gentex*                              3,600            114
   Harman International Industries      1,700            101
   Michaels Stores*                     2,400             75
   Neiman-Marcus Group, Cl A*           4,000            122
   Panera Bread*                        2,900            101
   Petsmart*                            4,700             80
   Polaris Industries (A)               2,200            129


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
   Radio One*                           8,800        $   127
   Too (A)*                             8,200            193
   Westwood One*                        2,700            101
   Williams-Sonoma*                     5,200            141
                                                     -------
                                                       2,616
                                                     -------
CONSUMER STAPLES (4.2%)
   Dean Foods*                          7,500            278
   NBTY*                                4,900             86
   Sensient Technologies                9,900            223
                                                     -------
                                                         587
                                                     -------
ENERGY (6.6%)
   ENSCO International                  5,700            168
   Evergreen Resources*                 2,500            112
   FMC Technologies*                    4,800             98
   Noble*                               4,000            140
   Ocean Energy                         8,200            164
   Patterson-UTI Energy*                3,700            112
   Varco International*                 7,700            134
                                                     -------
                                                         928
                                                     -------
FINANCE (14.2%)
   Commerce Bancorp                     1,400             60
   Compass Bancshares                   3,600            113
   E*TRADE Group*                      15,000             73
   Everest Re Group                     4,000            221
   Hibernia, Cl A                       8,400            162
   Investors Financial Services         4,200            115
   M&T Bank                             1,800            143
   Marshall & Ilsley                    5,100            140
   National Commerce Financial          4,100             98
   New York Community Bancorp           3,000             87
   North Fork Bancorporation            6,300            212
   RenaissanceRe Holdings               6,400            253
   SouthTrust                           5,700            142
   Sovereign Bancorp                    7,400            104
   TCF Financial                        1,400             61
                                                     -------
                                                       1,984
                                                     -------

--------------------------------------------------------------------------------
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
HEALTH CARE (12.1%)
   AdvancePCS*                          5,000        $   111
   Affymetrix*                          1,100             25
   Barr Laboratories*                   3,100            202
   Caremark Rx*                         6,900            112
   Cephalon*                            2,800            136
   Charles River Laboratories
     International*                     1,500             58
   Express Scripts, Cl A*               1,000             48
   Gilead Sciences*                     1,300             44
   Health Net*                          3,700             98
   King Pharmaceuticals*                8,528            146
   LifePoint Hospitals*                 2,300             69
   Mid Atlantic Medical Services*       1,600             52
   Mylan Laboratories                   4,000            140
   Per-Se Technologies*                    25             --
   Province Healthcare*                 6,200             60
   Quest Diagnostics*                   2,000            114
   Renal Care Group*                    5,500            174
   Teva Pharmaceutical
     Industries ADR                       700             27
   Universal Health Services,
     Cl A*                              1,500             68
   WellChoice*                            600             14
                                                     -------
                                                       1,698
                                                     -------
SERVICES (8.0%)
   Apollo Group, Cl A*                  2,150             95
   Career Education*                    1,800             72
   Checkfree*                           4,800             77
   ChoicePoint*                         1,200             47
   Education Management*                3,800            143
   Expedia, Cl A*                         800             54
   GTECH Holdings*                      4,600            128
   Hotels.com, Cl A (A)*                1,400             76
   Manpower                             1,600             51
   Pittston Brink's Group               8,600            159
   Republic Services*                  10,300            216
                                                     -------
                                                       1,118
                                                     -------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
TECHNOLOGY (14.0%)
   Activision*                          5,400        $    79
   Acxiom*                              8,700            134
   Affiliated Computer Services,
     Cl A*                              3,900            205
   Cabot Microelectronics (A)*          2,600            123
   Cerner*                              4,000            125
   Electronic Arts*                     1,200             60
   Emulex*                              4,600             85
   Internet Security Systems*           3,500             64
   Intersil, Cl A*                      5,400             75
   Intuit*                              1,400             66
   L-3 Communications Holdings*         4,100            184
   Marvell Technology Group (A)*        3,700             70
   Microchip Technology                 5,150            126
   QLogic*                              2,500             86
   RF Micro Devices*                   14,600            107
   Sungard Data Systems*                3,200             75
   Symantec*                            2,400             97
   Synopsys*                            1,900             88
   Utstarcom*                           5,400            107
                                                     -------
                                                       1,956
                                                     -------
TRANSPORTATION (2.3%)
   Expeditors International
     Washington                         2,400             78
   Heartland Express*                   5,000            115
   JB Hunt Transport Services*          4,300            126
                                                     -------
                                                         319
                                                     -------
UTILITIES (1.5%)
   Equitable Resources                  5,900            207
                                                     -------
Total Common Stock
     (Cost $12,666)                                   13,114
                                                     -------
PREFERRED STOCK (0.0%)
UTILITIES (0.0%)
   WinStar Communications,
     Ser A PIK, 6.000% (B)                  1             --
                                                     -------
Total Preferred Stock
     (Cost $0)                                            --
                                                     -------

SCHEDULE OF INVESTMENTS/STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


MID-CAP EQUITY FUND--CONCLUDED
-------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)   VALUE (000)
-------------------------------------------------------------
WARRANTS (0.0%)
   Per-Se Technologies, Expires
     07/08/03*                             34        $    --
Total Warrants
     (Cost $0)                                            --
                                                     -------
CONVERTIBLE BONDS (3.0%)
   DR Horton
     CV to 17.4927 Shares, Callable
     05/14/03 @ 55.97 (C)
     3.280%, 05/11/21                    $ 68             39
   Gilead Sciences
     CV to 20.3562 Shares, Callable
     12/20/03 @ 102.86
     5.000%, 12/15/07                     120            182
   Lennar
     CV to 6.3842 Shares, Callable
     04/06/06 @ 46.81 (C)
     5.191%, 04/04/21                      68             31
   SPX
     CV to 4.8116 Shares, Callable
     02/06/21 @ 100 (C)
     2.014%, 02/06/21                     275            169
                                                     -------
Total Convertible Bonds
     (Cost $400)                                         421
                                                     -------


-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (1.8%)
   Morgan Stanley
     1.050%, dated 12/31/02, matures
     01/02/03, repurchase price
     $246,389 (collateralized by
     U.S. Treasury Note: market
     value $251,306)                     $246        $   246
                                                     -------
Total Repurchase Agreement
     (Cost $246)                                         246
                                                     -------
Total Investments (98.7%)
   (Cost $13,312)                                     13,781
                                                     -------
OTHER ASSETS AND LIABILITIES, NET (1.3%)                 181
                                                     -------
Total Net Assets (100.0%)                            $13,962
                                                     =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
CV -- CONVERTIBLE
PIK -- PAYMENT-IN-KIND
SER -- SERIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY WAS ON LOAN AT DECEMBER 31, 2002 (SEE NOTE 10). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2002 WAS $594,499.
(B) IN DEFAULT ON INTEREST PAYMENTS.
(C) ZERO COUPON BOND. THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


SMALL CAP VALUE EQUITY FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (97.9%)
BASIC MATERIALS (11.7%)
   Arch Coal                            9,300        $   201
   Boise Cascade                        6,000            151
   Carpenter Technology                 4,900             61
   Cia Siderurgica Nacional ADR (A)     4,100             59
   Fording                              8,000            168
   Lesco*                               8,300            116
   Peabody Energy (A)                   7,800            228
   Sappi ADR                           12,000            159
   SKF ADR                              2,300             58
   Soc Quimica y Minera de Chile
     ADR                                5,200            113
   Southern Peru Copper                 7,800            112
   Texas Industries (A)                 9,100            221
   United States Steel                 11,600            152
                                                     -------
                                                       1,799
                                                     -------
CAPITAL GOODS (14.1%)
   BHA Group Holdings*                  4,500             77
   Briggs & Stratton                    2,400            102
   Cummins                              4,100            115
   Edelbrock                              330              4
   Empresa Brasileira de Aeronautica
     ADR                               23,413            372
   Goodrich                             5,500            101
   Lennox International                 8,014            100
   LSI Industries                      11,150            155
   Makita ADR*                         20,000            145
   Oshkosh Truck                        2,200            135
   Pentair                                300             10
   Quixote                              9,800            177
   Robbins & Myers                      5,700            105
   Roper Industries (A)                 2,300             84
   Snap-On                              3,300             93
   Stewart & Stevenson Services         8,500            120
   Tecumseh Products, Cl A              1,900             84
   Tenaris ADR*                         2,652             51
   Thomas Industries                    2,800             73
   York International                   2,000             51
                                                     -------
                                                       2,154
                                                     -------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
CHEMICALS (5.3%)
   Celanese*                            5,500        $   120
   Lubrizol                             8,500            259
   Minerals Technologies                2,300             99
   Olin                                 8,400            131
   Valspar                              3,300            146
   Wellman                              3,800             51
                                                     -------
                                                         806
                                                     -------
COMMUNICATION SERVICES (3.2%)
   Harris                              18,477            486
                                                     -------
CONSUMER CYCLICALS (10.0%)
   Bassett Furniture Industries         6,400             92
   Blyth                                6,100            163
   Fairmont Hotels & Resorts           12,000            282
   Goodyear Tire & Rubber              15,800            107
   Harman International Industries      4,836            288
   Intrawest                            7,900             98
   Movado Group                         4,200             79
   Natuzzi Spa ADR                      6,500             66
   Phillips-Van Heusen                 10,100            117
   Pier 1 Imports                       7,300            138
   Sturm Ruger                          5,500             53
   Wolverine World Wide                 2,900             44
                                                     -------
                                                       1,527
                                                     -------
CONSUMER STAPLES (9.0%)
   Church & Dwight                     15,300            466
   Dial                                 8,200            167
   Ingles Markets, Cl A                 7,400             87
   Interstate Bakeries                  4,600             70
   JM Smucker                          10,375            413
   Sensient Technologies                7,920            178
                                                     -------
                                                       1,381
                                                     -------
ENERGY (2.6%)
   ENSCO International                  3,700            109
   Noble Energy                         4,100            154
   UGI                                  3,500            131
                                                     -------
                                                         394
                                                     -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


SMALL CAP VALUE EQUITY FUND--CONCLUDED
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
FINANCE (11.3%)
   Banner                               3,500        $    66
   Chicago Mercantile Exchange (A)        300             13
   City National                        2,700            119
   Colonial BancGroup                  11,500            137
   Community Bank System                  300             10
   Community First Bankshares           3,632             96
   FNB                                  4,295            118
   Glacier Bancorp                      6,074            143
   Horizon Financial                    8,556            105
   Klamath First Bancorp                6,100             98
   Pacific Northwest Bancorp            3,200             80
   Riggs National                       5,900             91
   Seacoast Banking                     7,700            145
   Student Loan                         1,200            117
   Washington Federal                   5,056            126
   West Coast Bancorp                   7,576            115
   Wilmington Trust                     4,800            152
                                                     -------
                                                       1,731
                                                     -------
HEALTH CARE (4.3%)
   Alpharma, Cl A                      18,654            222
   Cambrex                              8,900            269
   Instrumentarium  ADR                   800             31
   Invacare                             3,900            130
                                                     -------
                                                         652
                                                     -------
INSURANCE (4.2%)
   American Financial Group             4,600            106
   Annuity and Life Re Holdings         7,000             16
   HCC Insurance Holdings               7,800            192
   Protective Life                        400             11
   PXRE Group                           5,800            142
   Scottish Annuity & Life
     Holdings                           6,500            114
   Stancorp Financial Group             1,400             68
                                                     -------
                                                         649
                                                     -------


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
SERVICES (8.4%)
   ABM Industries                       9,600        $   149
   Chemed                               3,000            106
   Hollinger International             11,300            115
   John H. Harland                      6,800            150
   John Wiley & Sons, Cl A              5,900            142
   Media General, Cl A                  2,500            150
   Pittston Brink's Group              23,200            429
   Standard Register                    2,000             36
                                                     -------
                                                       1,277
                                                     -------
TECHNOLOGY (7.5%)
   Autodesk                            42,600            609
   C&D Technologies                     6,300            111
   Fair Isaac                           3,700            158
   Helix Technology                     1,600             18
   Keithley Instruments                 7,700             96
   Symbol Technologies                  8,600             71
   Wallace Computer Services            3,700             80
                                                     -------
                                                       1,143
                                                     -------
TRANSPORTATION (4.6%)
   Canadian Pacific Railway             2,900             57
   CHC Helicopter, Cl A                10,900            197
   CP Ships                            24,400            332
   KLM Royal Dutch Air, NY Shares       5,600             54
   Usfreightways                        2,200             63
                                                     -------
                                                         703
                                                     -------
UTILITIES (1.7%)
   Allete                               9,246            210
   TECO Energy (A)                      2,900             45
                                                     -------
                                                         255
                                                     -------
Total Common Stock
     (Cost $13,828)                                   14,957
                                                     -------

--------------------------------------------------------------------------------
-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (2.3%)
   Morgan Stanley
     1.050%, dated 12/31/02, matures
     01/02/03, repurchase price
     $357,503 (collateralized by
     U.S. Treasury Note: market
     value $364,638)                     $357        $   357
                                                     -------
Total Repurchase Agreement
     (Cost $357)                                         357
                                                     -------
Total Investments (100.2%)
   (Cost $14,185)                                     15,314
                                                     -------
OTHER ASSETS AND LIABILITIES, NET (-0.2%)
   Collateral Received on Securities
     Loaned (See note 10)                                268
   Payable upon Return of Securities Loaned             (268)
   Investment Advisory Fees Payable                       (6)
   Administration Fees Payable                            (5)
   Custodian Fees Payable                                 (2)
   Other Assets and Liabilities                          (15)
                                                     -------
Total Other Assets and Liabilities, Net:                 (28)
                                                     -------


-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
NET ASSETS:
   Paid in Capital (unlimited authorization
    -- no par value) based on 1,421,850
     outstanding shares of beneficial interest       $15,253
   Accumulated net realized loss
     on investments                                   (1,096)
   Net unrealized appreciation
     on investments                                    1,129
                                                     -------
Total Net Assets (100.0%)                            $15,286
                                                     =======
Net Asset Value, Offering and
   Redemption Price Per Share                         $10.75
                                                      ======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY WAS ON LOAN AT DECEMBER 31, 2002 (SEE NOTE 10). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2002 WAS $256,072.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


VALUE INCOME STOCK FUND
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
COMMON STOCK (96.0%)
BASIC MATERIALS (7.5%)
   Alcoa                               22,600        $   515
   Bowater                              8,900            373
   Eastman Chemical                    17,780            654
   International Paper                 19,900            696
   Praxair                              9,400            543
   Rohm & Haas                         16,300            529
                                                     -------
                                                       3,310
                                                     -------
CAPITAL GOODS (15.4%)
   Boeing                              13,200            436
   Dover                               27,700            808
   Eaton                                8,000            625
   Emerson Electric                    13,100            666
   Genuine Parts                       16,400            505
   Honeywell International             23,500            564
   Ingersoll-Rand                      14,700            633
   Pall                                21,000            350
   Parker Hannifin                     13,100            604
   PPG Industries                       8,700            436
   Rockwell Collins                    21,000            489
   Textron                             14,954            643
                                                     -------
                                                       6,759
                                                     -------
COMMUNICATION SERVICES (8.5%)
   Alltel                              12,300            627
   BellSouth                           21,400            554
   CenturyTel                          21,700            638
   SBC Communications                  36,700            995
   Verizon Communications              23,490            910
                                                     -------
                                                       3,724
                                                     -------
CONSUMER CYCLICALS (10.7%)
   Ford Motor                          43,800            407
   Gannett                             10,200            732
   Limited Brands                      32,000            446
   Masco                               31,900            672
   May Department Stores               19,700            453
   McDonald's                          15,700            252
   McGraw-Hill                          9,400            568


-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
   Newell Rubbermaid                   13,800        $   419
   Stanley Works                       10,000            346
   Walt Disney                         23,800            388
                                                     -------
                                                       4,683
                                                     -------
CONSUMER STAPLES (6.9%)
   Clorox                              10,100            416
   Del Monte Foods                      7,146             55
   HJ Heinz                            16,000            526
   Kimberly-Clark                      17,700            840
   PepsiCo                             17,500            739
   Supervalu                           29,000            479
                                                     -------
                                                       3,055
                                                     -------
ENERGY (11.6%)
   BP ADR                              19,400            789
   ConocoPhillips                      22,566          1,092
   Diamond Offshore Drilling           25,600            559
   Exxon Mobil                         29,300          1,024
   Schlumberger                        12,400            522
   Tidewater                           15,500            482
   Valero Energy                       16,500            609
                                                     -------
                                                       5,077
                                                     -------
FINANCE (14.6%)
   American Express                    14,100            498
   AmSouth Bancorp                     27,304            524
   Bank of America                      8,100            564
   Bank of New York                    18,200            436
   Citigroup                           22,300            785
   FleetBoston Financial               18,229            443
   JPMorgan Chase                      23,025            553
   Keycorp                             19,600            493
   Merrill Lynch                       14,900            565
   Morgan Stanley                      13,700            547
   PNC Financial Services Group        11,300            473
   US Bancorp                          24,600            522
                                                     -------
                                                       6,403
                                                     -------
HEALTH CARE (4.4%)
   Becton Dickinson                    24,000            737

--------------------------------------------------------------------------------
-------------------------------------------------------------

                                       SHARES     VALUE (000)
-------------------------------------------------------------
   Bristol-Myers Squibb                20,000        $   463
   Pharmacia                            5,337            223
   Schering-Plough                     22,400            497
                                                     -------
                                                       1,920
                                                     -------
INSURANCE (9.2%)
   Allstate                            17,300            640
   AMBAC Financial Group                8,500            478
   American International Group        12,105            700
   Hartford Financial Services
     Group                              4,900            222
   Jefferson-Pilot                     12,800            488
   Lincoln National                    15,600            493
   St Paul                             17,800            606
   Torchmark                           11,600            424
                                                     -------
                                                       4,051
                                                     -------
TECHNOLOGY (3.8%)
   Harris                               9,800            258
   Hewlett-Packard                     34,600            600
   Koninklijke Philips
     Electronics, NY Shares            22,500            398
   Motorola                            48,100            416
                                                     -------
                                                       1,672
                                                     -------
TRANSPORTATION (1.3%)
   Norfolk Southern                    27,800            556
                                                     -------
UTILITIES (2.1%)
   FPL Group                            7,400            445
   Progress Energy                     11,200            485
                                                     -------
                                                         930
                                                     -------
Total Common Stock
     (Cost $45,003)                                   42,140
                                                     -------


-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
REPURCHASE AGREEMENT (4.5%)
   Morgan Stanley
     1.190%, dated 12/31/02, matures
     01/02/03, repurchase price
     $1,985,857 (collateralized by
     FHLMC obligations:
     market value $2,025,457)          $1,986        $ 1,986
                                                     -------
Total Repurchase Agreement
     (Cost $1,986)                                     1,986
                                                     -------
Total Investments (100.5%)
   (Cost $46,989)                                     44,126
                                                     -------
OTHER ASSETS AND LIABILITIES, NET (-0.5%)
   Investment Advisory Fees Payable                      (28)
   Administration Fees Payable                            (5)
   Custodian Fees Payable                                 (7)
   Other Assets and Liabilities                         (187)
                                                     -------
Total Other Assets and Liabilities, Net:                (227)
                                                     -------
NET ASSETS:
   Paid in Capital (unlimited authorization
    -- no par value) based on 4,225,008
     outstanding shares of beneficial interest        62,513
   Accumulated net realized loss
     on investments                                  (15,751)
   Net unrealized depreciation
     on investments                                   (2,863)
                                                     -------
Total Net Assets (100.0%)                            $43,899
                                                     =======
Net Asset Value, Offering and
   Redemption Price Per Share                         $10.39
                                                      ======
ADR -- AMERICAN DEPOSITARY RECEIPT
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


INVESTMENT GRADE BOND FUND
-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (13.0%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                  $  590        $   772
     6.250%, 05/15/30                   1,400          1,675
   U.S. Treasury Notes
     5.750%, 11/15/05                     500            552
                                                     -------
Total U.S. Treasury Obligations
     (Cost $2,772)                                     2,999
                                                     -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.5%)
   FHLMC
     4.125%, 01/14/05                     200            209
   FNMA
     5.250%, 08/01/12                     350            366
                                                     -------
Total U.S. Government Agency
     Obligations
     (Cost $549)                                         575
                                                     -------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (18.4%)
   FHLMC
     6.500%, 02/01/17                     215            228
   FNMA
     7.000%, 05/01/32                     740            778
   GNMA
     8.500%, 04/15/31                     443            481
     8.000%, 08/15/31                     635            687
     8.000%, 09/15/31                     582            629
     7.000%, 04/15/32                     287            305
     7.000%, 07/15/32                     266            282
     6.000%, 12/15/31                     835            870
                                                     -------
Total U.S. Government Mortgage-
     Backed Obligations
     (Cost $4,121)                                     4,260
                                                     -------
CORPORATE OBLIGATIONS (51.8%)
CAPITAL GOODS (2.4%)
   Alcoa
     4.250%, 08/15/07                     225            234


-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
   Diageo Capital
     3.500%, 11/19/07                  $  100        $   101
   Masco
     5.875%, 07/15/12                     100            105
   Weyerhaeuser
     7.950%, 03/15/25                     100            116
                                                     -------
                                                         556
                                                     -------
COMMUNICATION SERVICES (5.1%)
   Ameritech Capital Funding
     6.450%, 01/15/18                     275            298
   AT&T Broadband
     9.455%, 11/15/22                     100            118
   AT&T Wireless
     8.125%, 05/01/12                     125            126
   CBS
     7.875%, 09/01/23                     100            119
   Verizon
     5.875%, 01/17/12                     275            291
   Viacom
     5.625%, 05/01/07                     200            218
                                                     -------
                                                       1,170
                                                     -------
CONSUMER CYCLICALS (2.4%)
   Cardinal Health
     4.450%, 06/30/05                      50             53
   DaimlerChrysler, Ser D, MTN
     3.400%, 12/15/04                     225            227
   Federated Department Stores (A)
     6.625%, 04/01/11                     100            109
   Ford Motor
     6.625%, 10/01/28                     225            179
                                                     -------
                                                         568
                                                     -------
CONSUMER STAPLES (3.5%)
   Coca-Cola Enterprises
     8.500%, 02/01/22                     250            323
   Conagra Foods
     6.750%, 09/15/11                     100            114

--------------------------------------------------------------------------------
-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
   Philip Morris
     7.500%, 04/01/04                  $  350        $   368
                                                     -------
                                                         805
                                                     -------
ENERGY (2.0%)
   Anadarko Petroleum
     6.125%, 03/15/12                     100            109
   Conoco
     6.950%, 04/15/29                     225            255
   Kerr-McGee
     5.875%, 09/15/06                      50             54
     5.375%, 04/15/05                      50             53
                                                     -------
                                                         471
                                                     -------
FINANCE (18.1%)
   Boeing Capital (A)
     5.650%, 05/15/06                     200            210
   Capital One Bank
     6.500%, 07/30/04                     125            122
   CIT Group
     5.500%, 02/15/04                     300            307
   Countrywide Home Loan,
     Ser F, MTN
     6.510%, 02/11/05                     300            323
   EOP Operating
     6.500%, 06/15/04                     100            104
   Ford Motor Credit
     6.875%, 02/01/06                     350            351
   GE Capital, Ser A, MTN (A)
     6.750%, 03/15/32                     350            387
   General Motors Acceptance
     8.000%, 11/01/31                     300            302
   Golden West Financial
     4.125%, 08/15/07                     100            103
   Household Finance
     7.625%, 05/17/32                     100            112
     5.750%, 01/30/07                     250            262


-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
   International Lease Finance,
     Ser M, MTN
     5.950%, 06/06/05                  $  350        $   368
   KFW International Finance,
     Ser DTC
     2.500%, 10/17/05                     200            201
   National Rural Utilities
     5.250%, 07/15/04                     100            104
   SLM, Ser A, MTN
     5.375%, 01/15/13                     200            206
   Wachovia
     6.800%, 06/01/05                     175            193
   Washington Mutual Financial
     8.250%, 06/15/05                     175            197
   Wells Fargo Finance
     5.500%, 08/01/12                     325            344
                                                     -------
                                                       4,196
                                                     -------
FOREIGN GOVERNMENTS (2.2%)
   Province of Ontario
     6.000%, 02/21/06                     225            247
   Province of Quebec, Ser NN
     7.125%, 02/09/24                     225            265
                                                     -------
                                                         512
                                                     -------
INSURANCE (2.0%)
   Allstate
     7.875%, 05/01/05                     250            279
   Metlife
     5.375%, 12/15/12                     175            181
                                                     -------
                                                         460
                                                     -------
INVESTMENT BANKERS/BROKER DEALERS (9.0%)
   Bear Stearns
     4.000%, 01/31/08                     125            126
   Credit Suisse First Boston USA
     4.625%, 01/15/08                     300            304
   Donaldson, Lufkin & Jenrette, MTN
     6.150%, 05/04/04                     200            210

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


INVESTMENT GRADE BOND FUND--CONCLUDED
-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
   Goldman Sachs
     6.600%, 01/15/12                  $  275        $   304
   Merrill Lynch, Ser B, MTN
     5.350%, 06/15/04                     250            261
   Morgan Stanley Dean Witter
     7.250%, 04/01/32                     425            484
   Salomon Smith Barney Holdings
     6.500%, 02/15/08                     350            392
                                                     -------
                                                       2,081
                                                     -------
TECHNOLOGY (1.3%)
   Computer Sciences
     7.500%, 08/08/05                     275            301
                                                     -------
TRANSPORTATION (1.0%)
   Norfolk Southern
     7.800%, 05/15/27                     100            122
   Union Pacific
     5.750%, 10/15/07                     100            109
                                                     -------
                                                         231
                                                     -------
UTILITIES (2.8%)
   Alabama Power, Ser Q
     5.500%, 10/15/17                     100            105
   Alabama Power, Ser S
     5.875%, 12/01/22                      50             51
   Carolina Power & Light
     6.500%, 07/15/12                     100            109
   Consolidated Edison
     4.875%, 02/01/13                     125            127
   Dominion Resources, Ser B
     7.625%, 07/15/05                     150            164
   Pacificorp
     6.900%, 11/15/11                      75             86
                                                     -------
                                                         642
                                                     -------
Total Corporate Obligations
     (Cost $11,462)                                   11,993
                                                     -------


-------------------------------------------------------------
                                     FACE
                                 AMOUNT (000)     VALUE (000)
-------------------------------------------------------------
ASSET-BACKED OBLIGATIONS (6.0%)
   Bank One Issuance Trust, Ser 2002-
     A4, Cl A4
     2.940%, 06/16/08                  $  350        $   355
   Capital Auto Receivables Asset
     Trust, Ser 2002-4, Cl A4
     2.640%, 03/17/08                     200            202
   GE Capital, Ser 2002-1A, Cl A3
     6.269%, 12/10/35                     300            335
   GMAC Communication Mortgage
     Securities, Ser 2002-C2, Cl A3
     5.713%, 10/15/38                     100            108
   Harley-Davidson Motorcycle Trust,
     Ser 2002-2, Cl A2
     3.090%, 06/15/10                     125            127
   JPMorgan Chase Commercial
     Mortgage Securities, Ser 2002-
     C3, Cl A2
     4.994%, 07/12/35                     250            251
                                                     -------
Total Asset-Backed Obligations
     (Cost $1,328)                                     1,378
                                                     -------
REPURCHASE AGREEMENT (7.4%)
   Morgan Stanley
     1.050%, dated 12/31/02, matures
     01/02/03, repurchase price
     $1,711,990 (collateralized by
     U.S. Treasury Note: market
     value $1,746,158)                  1,712          1,712
                                                     -------
Total Repurchase Agreement
     (Cost $1,712)                                     1,712
                                                     -------
Total Investments (99.1%)
   (Cost $21,944)                                     22,917
                                                     -------

--------------------------------------------------------------------------------
-------------------------------------------------------------

                                                  VALUE (000)
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.9%)
   Collateral Received on Securities
     Loaned (See note 10)                            $   652
   Payable upon Return of Securities Loaned             (652)
   Investment Advisory Fees Payable                       (2)
   Administration Fees Payable                            (5)
   Custodian Fees Payable                                 (4)
   Other Assets and Liabilities                          220
                                                     -------
Total Other Assets and Liabilities, Net:                 209
                                                     -------
NET ASSETS:
   Paid in Capital (unlimited authorization
    -- no par value) based on 2,247,319
     outstanding shares of beneficial interest        23,219
   Undistributed net investment income                     1
   Accumulated net realized loss on investments       (1,067)
   Net unrealized appreciation
     on investments                                      973
                                                     -------
Total Net Assets (100.0%)                            $23,126
                                                     =======
Net Asset Value, Offering and
   Redemption Price Per Share                         $10.29
                                                      ======
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY WAS ON LOAN AT DECEMBER 31, 2002 (SEE NOTE 10). THE TOTAL VALUE OF SECURITIES ON LOAN AT DECEMBER 31, 2002 WAS $627,388.
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS & LIABILITIES (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


                                                                         MID-CAP
                                                                         EQUITY
                                                                          FUND
                                                                         -------

ASSETS:
   Investments at Market Value (Cost $13,312) ......................    $13,781
   Receivable for Investment Securities Sold .......................        201
   Receivable for Capital Shares Sold ..............................         12
   Accrued Income ..................................................          6
   Collateral Received on Securities Loaned (See note 10) ..........        621
                                                                        -------
   Total Assets ....................................................     14,621
                                                                        -------

LIABILITIES:
   Payable for Investment Securities Purchased .....................         11
   Payable for Capital Shares Redeemed .............................          3
   Payable Upon Return of Securities Loaned ........................        621
   Investment Advisory Fees Payable ................................          8
   Administration Fees Payable .....................................          5
   Custodian Fees Payable ..........................................          2
   Accrued Expenses ................................................          9
                                                                        -------
   Total Liabilities ...............................................        659
                                                                        -------
   Total Net Assets ................................................    $13,962
                                                                        =======

NET ASSETS:
   Paid in Capital (unlimited authorization -- no par value)
     based on 1,761,161 outstanding shares of beneficial interest ..     18,941
   Accumulated net realized loss on investments ....................     (5,448)
   Net unrealized appreciation on investments ......................        469
                                                                        -------
   Total Net Assets ................................................    $13,962
                                                                        =======
Net Asset Value, Offering and Redemption Price Per Share ...........      $7.93
                                                                          =====


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                                 SMALL CAP     VALUE
                                                CAPITAL       GROWTH    INTERNATIONAL  MID-CAP     VALUE       INCOME     INVESTMENT
                                             APPRECIATION   AND INCOME     EQUITY       EQUITY     EQUITY       STOCK       GRADE
                                                 FUND          FUND         FUND         FUND       FUND         FUND      BOND FUND
                                             -------------  ----------  -------------  -------   ---------    --------    ----------
Investment Income:
  Dividend Income .........................     $    515     $    80       $   184     $   120      $  263    $  1,200     $    --
  Interest Income .........................           13           2            --          24          11          41       1,043
  Security Lending Income .................           --          --            --          --          --          --           3
  Less: Foreign Taxes Withheld ............           (4)         --           (30)         --          (5)         (8)         --
                                                --------     -------       -------     -------      ------    --------     -------
  Total Investment Income .................          524          82           154         144         269       1,233       1,046
                                                --------     -------       -------     -------      ------    --------     -------
Expenses:
  Investment Advisory Fees ................          811          39           103         200         176         426         152
  Administrator Fees ......................           63          63            75          63          63          63          63
  Custodian Fees ..........................           45           2            15           9           9          28          11
  Transfer Agent Fees and Out-of-Pocket
    Expenses ..............................           33           2             4           8           7          24          10
  Professional Fees .......................           57           4             6          14          14          42          19
  Trustee Fees ............................            6        --               1           1           1           4           2
  Printing Expenses .......................           10           1             1           2           3           8           4
  Insurance and Other Fees ................            7        --               8           2           1           5           2
                                                --------     -------       -------     -------      ------    --------     -------
  Total Expenses ..........................        1,032         111           213         299         274         600         263
  Less: Investment Advisory
        Fees Waived .......................         (221)        (39)          (81)        (99)        (90)        (94)       (109)
        Reimbursements from Adviser .......           --         (20)           --          --          --          --          --
                                                --------     -------       -------     -------      ------    --------     -------
  Net Expenses ............................          811          52           132         200         184         506         154
                                                --------     -------       -------     -------      ------    --------     -------
  Net Investment Income (Loss) ............         (287)         30            22         (56)         85         727         892
                                                --------     -------       -------     -------      ------    --------     -------
Net Realized and Unrealized
  Gain (Loss) on Investments:
  Net Realized Gain (Loss) on
    Securities Sold .......................       (7,835)       (595)       (1,446)     (4,490)        441      (3,671)         73
  Net Gain from Payment by Affiliate
    (See note 4) ..........................           --          --             6          --          --          --          --
  Net Realized Gain on Foreign
    Currency Transactions .................           --          --            33          --          --          --          --
  Net Change in Unrealized Appreciation
    on Foreign Currencies and Translation
    of Other Assets and Liabilities in
    Foreign Currency ......................           --          --             6          --          --          --          --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments .........      (10,067)       (468)          (50)     (1,668)       (885)     (7,319)        537
                                                --------     -------       -------     -------      ------    --------     -------
  Total Net Realized and Unrealized
    Gain (Loss) on Investments ............      (17,902)     (1,063)       (1,451)     (6,158)       (444)    (10,990)        610
                                                --------     -------       -------     -------      ------    --------     -------
  Net Increase (Decrease) in Net Assets
    from Operations .......................     $(18,189)    $(1,033)      $(1,429)    $(6,214)     $ (359)   $(10,263)    $ 1,502
                                                ========     =======       =======     =======      ======    ========     =======

Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEARS ENDED DECEMBER 31,


                                                                           CAPITAL APPRECIATION           GROWTH AND
                                                                                   FUND                   INCOME FUND
                                                                         ------------------------   ------------------------
                                                                            2002          2001         2002          2001
                                                                         ----------    ----------   ----------    ----------
Operations:
   Net Investment Income (Loss) ................................         $    (287)    $    (268)   $      30     $      14
   Net Realized Gain (Loss) on Securities
     Sold, Foreign Currency Transactions,
     and Payment by Affiliate ..................................            (7,835)        3,472         (595)         (160)
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currencies and Translation of
     Other Assets and Liabilities in
     Foreign Currency ..........................................                --            --           --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .............................           (10,067)       (8,744)        (468)          (14)
                                                                         ---------     ---------    ---------     ---------
   Net Increase (Decrease) in Net Assets
     from Operations ...........................................           (18,189)       (5,540)      (1,033)         (160)
                                                                         ---------     ---------    ---------     ---------
Distributions to Shareholders:
   Net Investment Income .......................................                --           (19)         (30)          (14)
   Return of Capital ...........................................                --            --           --            --
   Net Realized Gains ..........................................            (2,818)       (5,697)          --            --
                                                                         ---------     ---------    ---------     ---------
   Total Distributions .........................................            (2,818)       (5,716)         (30)          (14)
                                                                         ---------     ---------    ---------     ---------
Capital Transactions:
   Proceeds from Shares Issued .................................               923         2,016        1,720         2,952
   Value of Shares Issued in Connection with Merger (See Note 9)             1,599            --           --            --
   Reinvestment of Cash Distributions ..........................             2,818         5,716           30            14
   Cost of Shares Redeemed .....................................           (14,114)      (11,941)        (611)         (298)
                                                                         ---------     ---------    ---------     ---------
   Increase (Decrease) in Net Assets from
     Capital Transactions ......................................            (8,774)       (4,209)       1,139         2,668
                                                                         ---------     ---------    ---------     ---------
   Total Increase (Decrease) in Net Assets .....................           (29,781)      (15,465)          76         2,494
                                                                         ---------     ---------    ---------     ---------
Net Assets:
   Beginning of Period .........................................            86,499       101,964        4,278         1,784
                                                                         ---------     ---------    ---------     ---------
   End of Period ...............................................         $  56,718     $  86,499    $   4,354     $   4,278
                                                                         =========     =========    =========     =========
Undistributed Net Investment Income
  at End of Year ...............................................         $      --     $      --    $      --     $      --
                                                                         =========     =========    =========     =========
Shares Issued and Redeemed:
   Shares Issued ...............................................                54           112          191           283
   Shares Issued in Connection with Merger (See Note 9) ........               118            --           --            --
   Shares Issued in Lieu of Cash Distributions .................               211           394            4             2
   Shares Redeemed .............................................              (971)         (651)         (73)          (30)
                                                                         ---------     ---------    ---------     ---------
   Net Share Transactions ......................................              (588)         (145)         122           255
                                                                         =========     =========    =========     =========

Amounts designated as "-" are either $0 or have been rounded to $0.

32

                                                                              INTERNATIONAL                 MID-CAP
                                                                                EQUITY FUND               EQUITY FUND
                                                                         ------------------------   ------------------------
                                                                            2002          2001         2002          2001
                                                                         ----------    ----------   ----------    ----------
Operations:
   Net Investment Income (Loss) ................................         $      22     $      26    $     (56)    $       9
   Net Realized Gain (Loss) on Securities
     Sold, Foreign Currency Transactions,
     and Payment by Affiliate ..................................            (1,407)       (1,556)      (4,490)         (912)
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currencies and Translation of
     Other Assets and Liabilities in
     Foreign Currency ..........................................                 6           (15)          --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .............................               (50)         (502)      (1,668)        1,346
                                                                         ---------     ---------    ---------     ---------
   Net Increase (Decrease) in Net Assets
     from Operations ...........................................            (1,429)       (2,047)      (6,214)          443
                                                                         ---------     ---------    ---------     ---------
Distributions to Shareholders:
   Net Investment Income .......................................                --            --           --            --
   Return of Capital ...........................................                --            --           --            --
   Net Realized Gains ..........................................               (43)           (8)          (9)       (3,328)
                                                                         ---------     ---------    ---------     ---------
   Total Distributions .........................................               (43)           (8)          (9)       (3,328)
                                                                         ---------     ---------    ---------     ---------
Capital Transactions:
   Proceeds from Shares Issued .................................            16,938         7,314        1,378           836
   Value of Shares Issued in Connection with Merger (See Note 9)                --            --           --            --
   Reinvestment of Cash Distributions ..........................                43             8            9         3,328
   Cost of Shares Redeemed .....................................           (18,823)       (7,695)      (3,140)       (3,055)
                                                                         ---------     ---------    ---------     ---------
   Increase (Decrease) in Net Assets from
     Capital Transactions ......................................            (1,842)         (373)      (1,753)        1,109
                                                                         ---------     ---------    ---------     ---------
   Total Increase (Decrease) in Net Assets .....................            (3,314)       (2,428)      (7,976)       (1,776)
                                                                         ---------     ---------    ---------     ---------
Net Assets:
   Beginning of Period .........................................             9,544        11,972       21,938        23,714
                                                                         ---------     ---------    ---------     ---------
   End of Period ...............................................         $   6,230     $   9,544    $  13,962     $  21,938
                                                                         =========     =========    =========     =========
Undistributed Net Investment Income
  at End of Year ...............................................         $      46     $      33    $      --     $       9
                                                                         =========     =========    =========     =========
Shares Issued and Redeemed:
   Shares Issued ...............................................             2,189           792          150            69
   Shares Issued in Connection with Merger (See Note 9) ........                --            --           --            --
   Shares Issued in Lieu of Cash Distributions .................                 6             1            1           382
   Shares Redeemed .............................................            (2,410)         (833)        (368)         (256)
                                                                         ---------     ---------    ---------     ---------
   Net Share Transactions ......................................              (215)          (40)        (217)          195
                                                                         =========     =========    =========     =========


                                                                             SMALL CAP VALUE              VALUE INCOME
                                                                               EQUITY FUND                 STOCK FUND
                                                                         ------------------------   ------------------------
                                                                            2002          2001         2002          2001
                                                                         ----------    ----------   ----------    ----------
Operations:
   Net Investment Income (Loss) ................................         $      85     $     126    $     727     $     777
   Net Realized Gain (Loss) on Securities
     Sold, Foreign Currency Transactions,
     and Payment by Affiliate ..................................               441           129       (3,671)        2,555
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currencies and Translation of
     Other Assets and Liabilities in
     Foreign Currency ..........................................                --            --           --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .............................              (885)        2,042       (7,319)       (4,348)
                                                                         ---------     ---------    ---------     ---------
   Net Increase (Decrease) in Net Assets
     from Operations ...........................................              (359)        2,297      (10,263)       (1,016)
                                                                         ---------     ---------    ---------     ---------
Distributions to Shareholders:
   Net Investment Income .......................................               (86)         (146)        (727)         (998)
   Return of Capital ...........................................                --            --           (4)           --
   Net Realized Gains ..........................................                --            --           --            --
                                                                         ---------     ---------    ---------     ---------
   Total Distributions .........................................               (86)         (146)        (731)         (998)
                                                                         ---------     ---------    ---------     ---------
Capital Transactions:
   Proceeds from Shares Issued .................................             3,285         1,637        3,262         7,155
   Value of Shares Issued in Connection with Merger (See Note 9)                --            --           --            --
   Reinvestment of Cash Distributions ..........................                85           100          731           999
   Cost of Shares Redeemed .....................................            (1,414)         (626)     (12,202)      (10,632)
                                                                         ---------     ---------    ---------     ---------
   Increase (Decrease) in Net Assets from
     Capital Transactions ......................................             1,956         1,111       (8,209)       (2,478)
                                                                         ---------     ---------    ---------     ---------
   Total Increase (Decrease) in Net Assets .....................             1,511         3,262      (19,203)       (4,492)
                                                                         ---------     ---------    ---------     ---------
Net Assets:
   Beginning of Period .........................................            13,775        10,513       63,102        67,594
                                                                         ---------     ---------    ---------     ---------
   End of Period ...............................................         $  15,286     $  13,775    $  43,899     $  63,102
                                                                         =========     =========    =========     =========
Undistributed Net Investment Income
  at End of Year ...............................................         $      --     $      --    $      --     $      --
                                                                         =========     =========    =========     =========
Shares Issued and Redeemed:
   Shares Issued ...............................................               286           160          277           546
   Shares Issued in Connection with Merger (See Note 9) ........                --            --           --            --
   Shares Issued in Lieu of Cash Distributions .................                 8            10           65            84
   Shares Redeemed .............................................              (131)          (64)      (1,085)         (837)
                                                                         ---------     ---------    ---------     ---------
   Net Share Transactions ......................................               163           106         (743)         (207)
                                                                         =========     =========    =========     =========


                                                                             INVESTMENT GRADE
                                                                                 BOND FUND
                                                                         ------------------------
                                                                            2002          2001
                                                                         ----------    ----------
Operations:
   Net Investment Income (Loss) ................................         $     892     $     936
   Net Realized Gain (Loss) on Securities
     Sold, Foreign Currency Transactions,
     and Payment by Affiliate ..................................                73          (275)
   Net Change in Unrealized Appreciation (Depreciation) on
     Foreign Currencies and Translation of
     Other Assets and Liabilities in
     Foreign Currency ..........................................                --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .............................               537           876
                                                                         ---------     ---------
   Net Increase (Decrease) in Net Assets
     from Operations ...........................................             1,502         1,537
                                                                         ---------     ---------
Distributions to Shareholders:
   Net Investment Income .......................................              (982)         (936)
   Return of Capital ...........................................                --            --
   Net Realized Gains ..........................................                --            --
                                                                         ---------     ---------
   Total Distributions .........................................              (982)         (936)
                                                                         ---------     ---------
Capital Transactions:
   Proceeds from Shares Issued .................................             5,970         3,239
   Value of Shares Issued in Connection with Merger (See Note 9)                --            --
   Reinvestment of Cash Distributions ..........................               982           936
   Cost of Shares Redeemed .....................................            (3,905)       (2,107)
                                                                         ---------     ---------
   Increase (Decrease) in Net Assets from
     Capital Transactions ......................................             3,047         2,068
                                                                         ---------     ---------
   Total Increase (Decrease) in Net Assets .....................             3,567         2,669
                                                                         ---------     ---------
Net Assets:
   Beginning of Period .........................................            19,559        16,890
                                                                         ---------     ---------
   End of Period ...............................................         $  23,126     $  19,559
                                                                         =========     =========
Undistributed Net Investment Income
  at End of Year ...............................................         $       1     $      --
                                                                         =========     =========
Shares Issued and Redeemed:
   Shares Issued ...............................................               595           320
   Shares Issued in Connection with Merger (See Note 9) ........                --            --
   Shares Issued in Lieu of Cash Distributions .................                98            93
   Shares Redeemed .............................................              (392)         (210)
                                                                         ---------     ---------
   Net Share Transactions ......................................               301           203
                                                                         =========     =========

Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEARS OR PERIODS ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD


                                                                                      DISTRIBUTIONS    DISTRIBUTIONS
                                                    NET        NET REALIZED AND         FROM NET          FROM           NET ASSET
                         NET ASSET VALUE,       INVESTMENT   UNREALIZED GAINS (LOSSES)  INVESTMENT       REALIZED        VALUE, END
                        BEGINNING OF PERIOD    INCOME (LOSS)     ON INVESTMENTS          INCOME      CAPITAL GAINS       OF PERIOD
                        -------------------    ------------- ------------------------ -------------  ---------------     -----------
CAPITAL APPRECIATION FUND

           2001                   20.02           (0.05)             (1.27)                 --            (1.22)            17.48
           2000                   20.27            0.03               0.65               (0.03)           (0.90)            20.02
           1999                   20.04            0.04               1.65               (0.04)           (1.42)            20.27
           1998                   17.27            0.07               4.54               (0.08)           (1.76)            20.04
GROWTH AND INCOME FUND
           2002                  $10.21          $ 0.06             $(2.16)             $(0.06)          $   --            $ 8.05
           2001                   10.86            0.04              (0.65)              (0.04)              --             10.21
           2000                   10.00            0.07               0.86               (0.07)              --             10.86
           1999 (1)               10.00              --                 --                  --               --             10.00
INTERNATIONAL EQUITY FUND
           2002                  $ 8.55          $ 0.02             $(1.61)             $   --           $(0.04)           $ 6.92
           2001                   10.36              --              (1.80)                 --            (0.01)             8.55
           2000                   13.93            0.08              (0.58)                 --            (3.07)            10.36
           1999                   13.05            0.03               1.11               (0.07)           (0.19)            13.93
           1998                   11.87            0.10               1.17               (0.01)           (0.08)            13.05
MID-CAP EQUITY FUND
           2002                  $11.09          $(0.04)            $(3.11)             $   --           $(0.01)           $ 7.93
           2001                   13.30              --              (0.19)                 --            (2.02)            11.09
           2000                   15.20           (0.04)             (0.13)                 --            (1.73)            13.30
           1999                   13.56           (0.03)              1.90                  --            (0.23)            15.20
           1998                   13.97              --               0.70                  --            (1.11)            13.56
SMALL CAP VALUE EQUITY FUND
           2002                  $10.94          $ 0.06             $(0.19)             $(0.06)          $   --            $10.75
           2001                    9.12            0.12               1.82               (0.12)              --             10.94
           2000                    7.97            0.14               1.15               (0.14)              --              9.12
           1999                    8.48            0.10              (0.51)              (0.10)              --              7.97
           1998                    9.77            0.12              (1.30)              (0.11)              --              8.48
VALUE INCOME STOCK FUND
           2002                  $12.70          $ 0.16             $(2.31)             $(0.16)**        $   --            $10.39
           2001                   13.06            0.16              (0.32)              (0.20)              --             12.70
           2000                   13.23            0.26               0.98               (0.26)           (1.15)            13.06
           1999                   15.08            0.29              (0.63)              (0.29)           (1.22)            13.23
           1998                   15.21            0.27               1.02               (0.28)           (1.14)            15.08
INVESTMENT GRADE BOND FUND
           2002                  $10.05          $ 0.44             $ 0.28              $(0.48)          $   --            $10.29
           2001                    9.69            0.52               0.36               (0.52)              --             10.05
           2000                    9.73            0.62              (0.04)              (0.62)              --              9.69
           1999                   10.58            0.56              (0.73)              (0.56)           (0.12)             9.73
           1998                   10.19            0.54               0.39               (0.54)              --             10.58

 +  Returns are for the period indicated and have not been annualized.
 *  Total return would have been (18.70)%  without the payment by affiliate, see
    Note 4 in Notes to  Financial  Statements.
**  Includes  Return of  Capital  of $0.0049 per share.
(1) Commenced operations on December 30, 1999. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF
                                                                     RATIO OF          RATIO OF         NET INVESTMENT
                                                    RATIO OF       NET INVESTMENT     EXPENSES TO      INCOME (LOSS) TO
                                  NET ASSETS,     EXPENSES TO      INCOME (LOSS)   AVERAGE NET ASSETS  AVERAGE NET ASSETS  PORTFOLIO
                       TOTAL        END OF         AVERAGE          TO AVERAGE    (EXCLUDING WAIVERS  (EXCLUDING WAIVERS    TURNOVER
                      RETURN+    PERIOD (000)     NET ASSETS        NET ASSETS    AND REIMBURSEMENTS)  AND REIMBURSEMENTS)   RATE
                     --------    -----------     ------------      -------------  ------------------   ------------------  ---------

CAPITAL APPRECIATION FUND
           2002      (21.89)%     $ 56,718          1.15%            (0.41)%            1.46%               (0.72)%            67%
           2001       (5.34)        86,499          1.15             (0.30)             1.44                (0.59)             88
           2000        3.07        101,964          1.15              0.17              1.38                (0.06)            105
           1999        8.73        134,072          1.15              0.20              1.36                (0.01)            168
           1998       28.97        105,560          1.15              0.43              1.41                 0.17             219
GROWTH AND INCOME FUND
           2002      (20.59)%     $  4,354          1.20%             0.68%             2.56%               (0.68)%            51%
           2001       (5.57)         4,278          1.20              0.47              3.22                (1.55)             27
           2000        9.32          1,784          1.20              0.69              8.04                (6.15)             34
           1999 (1)      --             10          1.20                --              1.20                   --              --
INTERNATIONAL EQUITY FUND
           2002      (18.58)%*     $ 6,230          1.60%             0.27%             2.59%               (0.72)%           115%
           2001      (17.40)         9,544          1.60              0.25              2.32                (0.47)             92
           2000       (3.43)        11,972          1.60              0.64              2.08                 0.16             126
           1999        8.81         18,268          1.60              0.42              1.99                 0.03             207
           1998       10.80         18,926          1.60              0.63              2.07                 0.16             129
MID-CAP EQUITY FUND
           2002      (28.45)%     $ 13,962          1.15%            (0.32)%            1.72%               (0.89)%            90%
           2001        2.72         21,938          1.15              0.04              1.66                (0.47)             93
           2000       (2.93)        23,714          1.15             (0.18)             1.56                (0.59)            106
           1999       14.00         30,744          1.15             (0.20)             1.50                (0.55)            122
           1998        7.16         31,075          1.15             (0.29)             1.53                (0.67)             92
SMALL CAP VALUE EQUITY FUND
           2002       (1.20)%     $ 15,286          1.20%             0.55%             1.79%               (0.04)%            17%
           2001       21.48         13,775          1.20              1.05              1.91                 0.34              55
           2000       16.37         10,513          1.20              1.69              1.96                 0.93              72
           1999       (4.78)        11,047          1.20              1.23              1.83                 0.60              63
           1998      (12.18)        13,145          1.20              1.23              1.89                 0.54              49
VALUE INCOME STOCK FUND
           2002      (16.98)%     $ 43,899          0.95%             1.37%             1.13%                1.19%             50%
           2001       (1.14)        63,102          0.95              1.20              1.12                 1.03              73
           2000       10.43         67,594          0.95              2.01              1.06                 1.90              72
           1999       (3.00)       101,741          0.95              1.95              0.96                 1.94              80
           1998        9.69         98,759          0.95              1.90              1.11                 1.74              76
INVESTMENT GRADE BOND FUND
           2002        7.40%      $ 23,126          0.75%             4.33%             1.28%                3.80%            144%
           2001        9.20         19,559          0.75              5.15              1.32                 4.58             139
           2000        6.32         16,890          0.75              6.54              1.26                 6.03             123
           1999       (1.67)        21,733          0.75              5.56              1.19                 5.12             243
           1998        9.38         19,236          0.75              5.19              1.34                 4.60             183


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002



1. Organization:

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven funds (each referred to as a "Fund" or collectively as the "Funds"): the Capital Appreciation Fund, the Growth and Income Fund, the International Equity Fund, the Mid-Cap Equity Fund, the Small Cap Value Equity Fund, the Value Income Stock Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Sales of shares of the Funds may only be made to separate accounts of various life insurance companies and certain qualified benefit plans. The Funds' prospectus provides a description of each Fund's investment objective, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with accounting principles generally accepted in the United States of America.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are valued at the last quoted sales price, if readily available for such equity securities, on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund are valued at the last sale price on the securities exchange on which the securities are primarily traded.

     Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price.

     Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

     Securities for which market quotations are not readily available, of which there are none as of December 31, 2002, are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Trustees.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities is that of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstand-

--------------------------------------------------------------------------------
     ing shares. The offering price per share for the shares of the Funds is the net asset value per share.

     FOREIGN CURRENCY TRANSACTIONS -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     o market value of investment securities, assets and liabilities at the current rate of exchange; and
     o purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Equity Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     DIVIDENDS  AND   DISTRIBUTIONS   TO SHAREHOLDERS -- Distributions from net
     investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Capital Appreciation Fund, the Growth and Income Fund, the Mid-Cap Equity Fund, the Small Cap Value Equity Fund and the Value Income Stock Fund are declared and paid quarterly to shareholders. Distributions from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually.

     OTHER -- Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Administration, Transfer Agency and Distribution Agreements:

The Trust and SEI Investments Global Funds Services (the "Administrator"), formerly SEI Investments Mutual Funds Services, are parties to an administration agreement (the "Administration Agreement") dated August 18, 1995 as amended November 19, 1997 and March 1, 1999. Under the terms of the Administration Agreement the Administrator is entitled to an annual fee, subject to a minimum of $62,500 for domestic funds and $75,000 for international funds, (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Funds) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion, and 0.06% for amounts over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Investments Distribution Co. ("the Distributor") are parties to a Distribution Agreement dated August 18, 1995. The Distributor receives no fees for its services under this agreement.

4. Investment Advisory and Custody Agreements:
Investment advisory services are provided to the Trust by Trusco Capital Management, Inc. ("Trusco"). Under the terms of the investment advisory agreement, Trusco is entitled to receive a fee from the Funds, computed daily and paid monthly, at an

--------------------------------------------------------------------------------

STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002

annual  rate of 1.15%,  0.90%,  1.25%,  1.15%,  1.15%,  0.80%,  and 0.74% of the
average daily net assets of the Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, Value Income Stock Fund, and Investment Grade Bond Fund, respectively. Trusco has agreed to waive all or a portion of its fees (and to reimburse Funds' expenses) in order to limit operating expenses.

During the fiscal year ended December 31, 2002, the International Equity Fund was reimbursed by the Adviser, deemed as a "Net Gain from Payment by Affiliate" on the Statements of Operations, for losses incurred of $5,807 due to the sale of shares in several registered investment companies which were inadvertently purchased in excess of the amount permitted under applicable Securities and Exchange Commission rules.

SunTrust Bank acts as Custodian for all the Funds except the International Equity Fund which has a custodian agreement with the Bank of New York. The Custodian is paid a base fee in addition to transaction fees. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust. For the year ended December 31, 2002, the following Funds paid the Distributor through a reduction in the yield earned by the Funds on those repurchase agreements:

                                                     FEES
                                                     ------
Capital Appreciation Fund........................    $423
Growth and Income Fund...........................      57
Mid-Cap Equity Fund..............................     453
Small Cap Value Equity Fund......................     312
Value Income Stock Fund..........................   1,252
Investment Grade Bond Fund.......................     551

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the year ended December 31, 2002, were as follows:

                                                          U.S. GOVT. U.S. GOVT.
                            PURCHASES        SALES        PURCHASES    SALES
                              (000)          (000)          (000)      (000)
                           ------------   ------------    --------    ------
Capital Appreciation Fund...$ 47,148        $58,389       $   --       $  --
Growth and Income Fund......   3,428          2,164           --          --
International Equity Fund...   9,020         10,807           --          --
Mid-Cap Equity Fund.........  15,102         16,818           --          --
Small Cap Value Equity Fund.   4,987          2,488           --          --
Value Income Stock Fund.....  25,291         31,170           --          --
Investment Grade
  Bond Fund.................  15,861         11,910       14,756      16,407

7. Federal Tax Information:

Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net

--------------------------------------------------------------------------------


investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to net operating losses, the classification of short-term capital gains and ordinary income for tax purposes, return of capital distributions and realized gains (losses) on paydowns have been reclassified to/from the following accounts:

                               UNDISTRIBUTED    ACCUMULATED
                               NET INVESTMENT    REALIZED          PAID-IN-
                               INCOME (LOSS)    GAIN (LOSS)        CAPITAL
                                  (000)           (000)             (000)
                               -------------- --------------     ------------
Capital Appreciation Fund.....     $287            $109             $(396)
International Equity Fund.....       (9)              9                --
Mid-Cap Equity Fund...........       47               9               (56)
Small Cap Value Equity Fund...        1              --                (1)
Value Income Stock Fund.......        4              --                (4)
Investment Grade Bond Fund....       91             (91)               --

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows (000):


                                  Ordinary Income    Long-Term Capital Gain     Return of Capital          Total
                                  2002     2001         2002     2001           2002     2001          2002     2001
                                  ------------       ----------------------     ----------------      --------------

Capital Appreciation Fund.......  $--   $1,568        $2,818   $4,148           $--      $--         $2,818   $5,716
Growth and Income Fund..........   30       14            --       --            --       --             30       14
International Equity Fund.......   43        8            --       --            --       --             43        8
Mid-Cap Equity Fund.............    9    1,945            --    1,383            --       --              9    3,328
Small Cap Value Equity Fund.....   86      146            --       --            --       --             86      146
Value Income Stock Fund.........  727      998            --       --             4       --            731      998
Investment Grade Bond Fund......  982      936            --       --            --       --            982      936


As of December 31, 2002, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows (000):





                                 UNDISTRIBUTED      CAPITAL           POST             UNREALIZED
                                    ORDINARY          LOSS            OCTOBER          APPRECIATION
                                     INCOME       CARRYFORWARDS       LOSSES          (DEPRECIATION)
                                    --------     --------------      --------          ------------
Capital Appreciation Fund.........     $--         $ (6,264)         $(2,459)            $3,291
Growth and Income Fund............      --             (614)            (138)              (455)
International Equity Fund.........      47           (2,994)            (300)              (768)
Mid-Cap Equity Fund...............      --           (5,405)              --                426
Small Cap Value Equity Fund.......      --           (1,085)              --              1,118
Value Income Stock Fund...........      --          (14,691)            (682)            (3,241)
Investment Grade Bond Fund........      82           (1,055)              --                961


Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2002


For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. The breakdown is as follows (000):

                                             EXPIRES            EXPIRES         EXPIRES         EXPIRES
                                              2010               2009            2008            2007
                                             ------             ------          ------          ------
Capital Appreciation Fund.................   $5,695             $ 223          $  334          $  12
Growth and Income Fund....................      483               128               3             --
International Equity Fund.................    1,471             1,208             315             --
Mid-Cap Equity Fund.......................    4,568               837              --             --
Small Cap Value Equity Fund...............       --                55              --          1,030
Value Income Stock Fund...................    3,046                --          11,645             --
Investment Grade Bond Fund................      189               119             451            296

Amounts designated as "-" are either $0 or have been rounded to $0.

Included in the Capital Appreciation Fund are capital loss carryforwards acquired in the merger. Utilization of these losses may be limited in accordance with Federal tax regulations. Post-October loss represents losses realized on investments from November 1, 2002 through December 31, 2002 that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year. At December 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2002, were as follows:

                                                                            AGGREGATE       AGGREGATE          NET
                                                                              GROSS           GROSS        UNREALIZED
                                                        FEDERAL TAX        UNREALIZED      UNREALIZED     APPRECIATION
                                                           COST           APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                                           (000)              (000)           (000)           (000)
                                                          ------             ------          ------          ------
Capital Appreciation Fund.............................    $53,447           $8,719            $5,428         $3,291
Growth and Income Fund................................      4,815              191               646           (455)
International Equity Fund.............................      6,773              279             1,053           (774)
Mid-Cap Equity Fund...................................     13,355            1,570             1,144            426
Small Cap Value Equity Fund...........................     14,196            2,348             1,230          1,118
Value Income Stock Fund...............................     47,367            3,025             6,266         (3,241)
Investment Grade Bond Fund............................     21,956              993                32            961


8. Concentration of Risk:
The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

--------------------------------------------------------------------------------
9. Fund Reorganization:
On September 6, 2002, the assets of the STI Classic Variable Trust Quality Growth Stock Fund (the "Quality Growth Stock Fund") were reorganized into the Capital Appreciation Fund. Under the Agreement and Plan of Reorganization,
251,754 shares of the Quality Growth Stock Fund were exchanged for 118,418 shares of the Capital Appreciation Fund in a tax-free exchange.

The value of the Quality Growth Stock Fund on September 6, 2002 was $1,599,174, which included $138,316 in unrealized losses and $621,130 in accumulated net realized losses. The value of the Capital Appreciation Fund before the merger was $60,173,046. Upon the business combination of such funds on September 6, 2002, the value of the Capital Appreciation Fund combined with the Quality Growth Stock Fund was $61,772,220.

10. Securities Lending:
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with   securities   lending  is  invested
in  the  Boston   Global   Investment Trust-Enhanced  Portfolio.  This Portfolio
consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations.
The market value of securities on loan at December 31, 2002 and the value of collateral at December 31, 2002, with respect to such loans were as follows:

                                      MARKET VALUE        MARKET VALUE
                                  OF SECURITIES LOANED    OF COLLATERAL
                                         (000)               (000)
                                   ------------------      ------------
Capital Appreciation Fund.........      $ 287               $ 298
Mid-Cap Equity Fund...............        594                 621
Small Cap Value Equity Fund.......        256                 268
Investment Grade Bond Fund........        627                 652

11. Subsequent Event:

On January 13, 2003, the Board of Trustees appointed Brown Brothers Harriman & Co. to serve as global custodian to the International Equity Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of STI Classic Variable Trust:


In our opinion, the accompanying statements of net assets of Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Small Cap Value Equity Fund, Value Income Stock Fund and Investment Grade Bond Fund, and the statement of assets and liabilities, including the schedule of investments, of Mid-Cap Equity Fund (seven of the funds constituting the STI Classic Variable Trust, hereafter referred to as the "Trust") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Trust at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the periods ended December 31, 2001 were audited by other independent accountants whose report dated February 8, 2002 expressed an unqualified opinion on those financial statements.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 11, 2003

NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST



For shareholders that do not have a December 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2002 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2002, each portfolio is designating the following items with regard to distributions paid during the year:


                                LONG TERM
                                (20% RATE)                            ORDINARY
                               CAPITAL GAIN    QUALIFIED 5 YEAR        INCOME         TAX-EXEMPT       TOTAL            QUALIFYING
FUND                           DISTRIBUTION   GAIN DISTRIBUTION     DISTRIBUTIONS      INTEREST     DISTRIBUTIONS      DIVIDENDS (1)
-----                         --------------  -----------------    ----------------   -----------   --------------     ------------

Capital Appreciation Fund....     81.53%         18.47%                0.00%            0.00%          100.00%            0.00%
Growth and Income Fund.......      0.00%          0.00%              100.00%            0.00%          100.00%          100.00%
International Equity Fund....      0.00%          0.00%              100.00%            0.00%          100.00%            0.00%
Mid-Cap Equity Fund..........      0.00%          0.00%              100.00%            0.00%          100.00%           12.07%
Small Cap Value Equity Fund..      0.00%          0.00%              100.00%            0.00%          100.00%          100.00%
Value Income Stock Fund......      0.00%          0.00%              100.00%            0.00%          100.00%          100.00%
Investment Grade Bond Fund...      0.00%          0.00%              100.00%            0.00%          100.00%            0.00%



                                   FOREIGN
                                    TAX
                                 WITHHOLDING
                              PASS THROUGH (2)
                              ---------------
 Capital Appreciation Fund....     0.00%
 Growth and Income Fund.......     0.00%
 International Equity Fund....     0.00%
 Mid-Cap Equity Fund..........     0.00%
 Small Cap Value Equity Fund..     0.00%
 Value Income Stock Fund......     0.00%
 Investment Grade Bond Fund...     0.00%

------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributins".
(2) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions".




TRUSTEES AND OFFICERS OF STI CLASSIC VARIABLE TRUST (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

Information  pertaining  to the  trustees of the Trust is set forth  below. Trustees who are not deemed to be  "interested  persons"
of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be  "interested persons" of the Trust are referred to as  "Interested Board Members."  Messrs.  Courts and Ridley are Trustees who may be deemed to be "interested" persons of the Trust.

                                 Term of                                        Number of Portfolios      Other
                  Position(s)  Office and                                          in STI Classic     Directorship
Name, Address,     Held with    Length of         Principal Occupation(s)        Complex Overseen by     Held by
     Age(1)        the Trust  Time Served(2)        During Past 5 Years             Board Member(3)   Board Member(4)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS
-------------
THOMAS             Trustee     May, 2000      President, Genuine Parts Company            47         Director, National
GALLAGHER                                     Wholesale Distribution, 1970 to                        Service Industries;
55                                            the present.                                           Director, Oxford
                                                                                                     Industries. Current
                                                                                                     Trustee of STI
                                                                                                     Classic Funds.


F. WENDELL         Trustee     May, 1995      Retired.                                    47         Current Trustee on
GOOCH                                                                                                the Board of
70                                                                                                   Trustees for the SEI
                                                                                                     Family of Funds,
                                                                                                     The Capitol Mutual
                                                                                                     Funds and STI
                                                                                                     Classic Funds.

JAMES O.           Trustee     May, 2000      President and Chief Executive Officer,Cox   47         Director, NCR;
ROBBINS                                       Communications, Inc., 1983 to the present.             Director, Cox
60                                                                                                   Communications.
                                                                                                     Current Trustee of
                                                                                                     STI Classic Funds.

JONATHAN T.        Trustee    February,       Retired.                                    47         Trustee, W.K.
WALTON                           1998                                                                Kellogg Trust.
72                                                                                                   Current Trustee of
                                                                                                     STI Classic Funds.

INTERESTED
BOARD MEMBERS(5)
----------------
RICHARD W.         Trustee     November,      Chairman of the Board, Atlantic Investment  47        Current Trustee of
COURTS, II                       2001         Company, 1970 to the present.                         STI Classic Funds.
66

CLARENCE H.
RIDLEY
60                 Trustee     November,      Chairman of the Board; Haverty Furniture    47        Current Trustee of
                                 2001         Companies, 2001 to the present; Partner,              STI Classic Funds.
                                              King and Spaulding LLP (law firm), 1971 to
                                              2000.


-------------------------------
(1) Each trustee may be contacted by writing to c/o STI Classic Variable Trust, SEI Investments Company, Oaks, PA 19456.
(2) Each trustee shall hold office during the lifetime of this Trust until the
    election  and  qualification  of his or her   successor,  or until he or she
    sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chose and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with the Trust's by-laws.
(3) The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser.

    As of December 31, 2002, the STI Classic Complex consisted of 47 Funds.

--------------------------------------------------------------------------------


                                    Term of                                               Number of Portfolios        Other
                     Position(s)  Office and                                                in STI Classic        Directorship
Name, Address,        Held with    Length of      Principal Occupation(s)                 Complex Overseen by       Held by
      Age             the Trust   Time Served       During Past 5 Years                     Board Member(3)        Board Member(4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
JAMES R. FOGGO       President     November,  Vice President and Assistant Secretary of SEI       N/A                 N/A
One Freedom                          2000     Investments since 1998. Associate, Paul Weiss,
Valley Drive                                  Rifkind, Wharton & Garrison, 1998;Associate,
Oaks, PA  19456                               Baker & McKenzie 1995-1998.
38

TIMOTHY D. BARTO       Vice        November,  Employed by SEI Investments since October 1999.     N/A                 N/A
One Freedom          President       2001     Vice President and Assistant Secretary of the
Valley Drive            and                   Adviser, Administrator and Distributor since
Oaks, PA  19456      Secretary                December 1999.  Associate at Dechert, Price
34                                            & Rhoads (1997-1999).

TODD B. CIPPERMAN      Vice        May, 2000  Senior Vice President and General Counsel of        N/A                 N/A
One Freedom         President                 SEI Investments; Senior Vice President, General
Valley Drive            and                   Counsel and Secretary of the Adviser, the
Oaks, PA  19456      Assistant                Administrator and the Distributor since 2000.
36                   Secretary                Vice President and Assistant Secretary of SEI
                                              Investments, the Adviser, the Administrator and
                                              the Distributor, 1995-2000.

LYDIA A. GAVALIS       Vice        May, 1998  Vice President and Assistant Secretary of SEI       N/A                 N/A
One Freedom         President                 Investments, the Adviser, the Administrator and
Valley Drive            and                   the Distributor since 1998.  Assistant General
Oaks, PA  19456     Assistant                 Counsel and Director of Arbitration, Philadelphia
38                   Secretary                Stock Exchange (1989-1998).

CHRISTINE M.           Vice        May, 2000  Employed by SEI Investments since November 1,       N/A                 N/A
MCCULLOUGH          President                 1999. Vice President and Assistant Secretary of
One Freedom             and                   the Adviser, the Administrator and the Distributor
Valley Drive         Assistant                since December 1999.  Associate at White and
Oaks, PA  19456      Secretary                Williams LLP, 1991-1999.
42

SHERRY KAJDAN          Vice       February,   Vice President and Assistant Secretary of SEI       N/A                 N/A
VETTERLEIN           President       2000     Investments since January 2001. Shareholder/
One Freedom             and                   Partner, Buchanan Ingersoll Professional
Valley Drive         Assistant                Corporation (law firm) (1992-2000).
Oaks, PA  19456      Secretary
40

------------------------------------------------------------------------------------------------------------------------------------
(4)  Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(5)  Mr. Courts is deemed an interested trustee because of his directorships with affiliates of the Adviser.  Mr. Ridley is deemed an interested trustee because of his material business relationships with the parent to the Adviser.



TRUSTEES AND OFFICERS OF STI CLASSIC VARIABLE TRUST (CONCLUDED) (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------


                                    Term of                                                  Number of Portfolios        Other
                     Position(s)  Office and                                                  in STI Classic          Directorship
Name, Address,        Held with    Length of      Principal Occupation(s)                     Complex Overseen by       Held by
      Age             the Trust   Time Served       During Past 5 Years                        Board Member(1)       Board Member(2)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------
WILLIAM E.             Vice       November,   Vice President and Assistant Secretary of the
ZITELLI, JR.         President       2000     Administrator and Distributor since August 2000.      N/A                   N/A
One Freedom             and                   Vice President, Merrill Lynch & Co. Asset
Valley Drive         Assistant                Management Group (1998 - 2000). Associate at
Oaks, PA  19456      Secretary                Pepper Hamilton LLP (1997 - 1998).
34

JENNIFER SPRATLEY    Treasurer     May, 2000  Funds Accounting Director, SEI Investments, 1999 -    N/A                   N/A
530 East                and                   present; Audit Manager, Ernst & Young LLP
Swedesford Road         CFO                   (1991-1999).
Wayne, PA  19087
33

----------------------------
(1) The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser. As of December 31, 2002, the STI Classic Complex consisted of 47 Funds.
(2) Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940
     Act.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------
Investment Adviser:

Trusco Capital Management, Inc.


STI Classic Variable Trust Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal.
There is no guarantee  that any STI Classic Variable
Trust Fund will achieve its investment objective.
The STI Classic  Variable Trust Funds are advised by
Trusco Capital  Management, Inc., an affiliate of SunTrust
Banks, Inc.








Distributor:
SEI Investments Distribution Co.


This  information  must be preceded or
accompanied by a current prospectus for each fund described.